Exhibit 10.10.1

CALL OPTION AGREEMENT FOR MINERAL RIGHTS AND OTHER COVENANTS

By this private instrument, and in accordance with the Law, the Parties identified and described below, namely,

On the one hand, as Grantors,

TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, Sala 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001-25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Terra Goyana”;

BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Bautek”;

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, described above, hereinafter referred to simply as “Edem”; and

SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sintertec” and, together with Terra Goyana, Bautek and Edem, referred to as “Grantors”;

and, on the other hand, as Grantee,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by

DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Grantee”, indistinctly;

also appearing as Consenting Intervening Parties,

RARE EARTHS AMERICAS PTY LTD., a “proprietary” company regularly organized and existing under the Laws of Australia, registered under Company Registration Number ACN 664 370 254, with head office at Suite 53 Level 2, 11-15, Labouchere Road, South Perth, WA, 6151, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Dominic Paul Allen, British citizen, businessman, holder of Passport No. , resident and domiciled at , e-mail: , and Bernardo Sanchez Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to as “REA”;

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, sala 146-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 07.576.372/0001-00, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado, described above, hereinafter referred to simply as “Santíssima Trindade”;

SUPERGRAN MINERAÇÃO LTDA., limited liability company with head office in the City of Barro Alto, State of Goiás, at Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, ZIP Code 76390-000, enrolled with CNPJ under No. 09.355.939/0001-43, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Marcos de Alencastro Curado Filho, Brazilian citizen, married under full separation of property regime, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at ; and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Supergran”;

NORTEK PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Belo Horizonte, State of Minas Gerais, at Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, ZIP Code 31030-220, enrolled with CNPJ under No. 11.249.439/0001-79, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Nortek”;

SINTERTEC HOLDING, LTD., a company regularly organized and existing under the Laws of the British Virgin Islands, with head office in the City of Road Town, Craigmuir Chambers, Tortola, British Virgin Islands, P.O. Box 71, enrolled with CNPJ under No. 13.872.642/0001-22, e-mail: , herein represented by its legal representative, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sinertec Holding”;

LEANDRO ROCHA SCISLEWSKI, Brazilian citizen, married under partial community of property regime, geologist, holder of Identity Card No. , enrolled with

CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Leandro”;

JOSÉ LINCOLN GAMBIER COSTA, Brazilian citizen, married under community property regime, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “José Lincoln”;

GUSTAVO ALVES GUERRA, Brazilian citizen, single, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Gustavo”;

LUIZ ANTONIO VESSANI, described above, hereinafter referred to simply as “Luiz Antonio” (and, together with Edem, Santíssima Trindade, Nortek, Sintertec Holding, Leandro, José Lincoln and Gustavo, the “Partners of the Grantors”);

whereas (i.) Terra Goyana is the sole and legitimate holder of the rights represented by the research authorizations that are the subject of the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 832,149/2022 and 832,150/2022, with areas of 12.10ha and 61.12ha, respectively, for ilmenite ore, located in the Cities of Poços de Caldas (MG) and Águas da Prata (SP); (ii.) Bautek is the sole and legitimate holder of the mining rights represented by the mining concession that is the subject of the administrative proceeding registered by the ANM under No. 818,865/1971, with an area of 411.10, for bauxite, aluminum and refractory clay ores, located in the City of Poços de Caldas (MG); (iii.) Edem is the sole and legitimate holder of the mining rights represented by the mining concession that is the subject of the administrative proceeding registered by the ANM under No. 830,914/2013, with an area of 120ha, for bauxite, aluminum and refractory clay ores, located in the City of Caldas (MG); and (iv.) Sintertec is the sole and legitimate holder of the mining rights represented by the research authorization and mining application that are the subject of the administrative proceeding registered by the ANM under No. 806,199/1973, with an area of 40.42ha, for bauxite ore, located in the City of Poços de Caldas (MG), all described and characterized in Annex I., which is part of this document as an integral and inseparable part thereof (hereinafter, the “Rights”);

whereas Bautek is the sole and legitimate holder of the rights represented by the research request subject to the proceeding registered by the ANM under No. 832,221/2021, with an area of 115.63ha, for the refractory clay ore, located in the Cities of Andradas (MG) and Caldas (MG), duly described and characterized in Annex II., which is part of this document as an integral and inseparable part thereof (hereinafter, the “Research Request” and, together with the Rights, the “Mineral Rights”);

whereas, pursuant to article 22, I, of Decree-Law No. 227 dated as of February 28, 1967 (the “Mining Code”), combined with article 42 of Decree No. 9,406 dated as of June 12, 2018 (the “Regulation”) and other applicable laws and regulations, exploration authorizations and mining concessions related to the Rights may be subject to assignment or transfer, provided that the respective assignee meets the applicable constitutional, legal, and regulatory requirements. However, the assignment or transfer of the Exploration Application is prohibited until the date of publication of the exploration authorization;

whereas the Grantee is evaluating the convenience and possibility of acquiring the Mineral Rights and, in this context, is interested in becoming the holder of a call option for said Mineral Rights;

whereas the Grantors, in turn, agree to grant said call option to the Grantee, subject to the terms and conditions set forth below;

the Parties resolve to enter into this “Call Option Option Agreement for Mineral Rights and Other Covenants” (the “Agreement”), which shall be governed by the clauses and conditions set forth below.

1. CALL OPTION

1.1 Call Option. By this Agreement, the Grantors hereby irrevocably and irreversibly grant the Grantee a call option to all of the Rights, as described and characterized in Annex I. hereto, as well as the Exploration Application described in detail in Annex II. hereto (the “Call Option”).

1.1.1.
Scope. The Call Option covers, at any time, the Mineral Rights, as well as all rights, whether patrimonial or otherwise, inherent to or arising from them, directly or indirectly, including any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law, in addition to all projects and studies carried out by the Grantee up to the Call Option Exercise Date, as defined in 3.1 below.

1.2 Premium. The Parties agree that this Call Option will be for a fee, establishing as a premium the amount of five hundred and thirty thousand reais (BRL 530,000.00) (the “Premium”), to be paid to the Grantors, on this date, in proportion to the total number of hectares of Mineral Rights owned by each, by wire transfer to the current accounts of the Grantors indicated in Annex 1.2.. For clarification purposes, the Premium will be divided as follows: (i.) fifty-one thousand, thirty-six reais, and forty-seven cents (BRL 51,036.47) will be paid to Terra Goyana; (ii.) three hundred thousand, one hundred and forty-six reais and thirteen cents (BRL 367,146.13) will be paid to Bautek; (iii.) eighty-three thousand, six hundred and forty-three reais and forty-nine cents (BRL 83,643.49) will be paid to Edem; and (iv.) twenty-eight thousand, one hundred and seventy-three reais and ninety-two cents (BRL 28,173.92) will be paid to Sintertec.

1.2.1.
Release. For all legal purposes and effects, the presentation of bank receipts proving the transfer of the Premium to the bank accounts held by the Grantors, as specified in Annex 1.2, and in the proportions indicated in the preceding item, will imply that the Grantors grant the Grantee the fullest, general, irrevocable, and irreversible release regarding the receipt of the Premium to which they are entitled under this Agreement, and that no further demands or disputes may be made on this matter at any time, in or out of court.

1.3 Exclusivity. The Call Option is granted by the Grantors to the Grantee on an exclusive basis, provided that the Grantors may not, during the term of this Agreement, (i.) grant any other option involving all or part of the Mineral Rights to third parties, or (ii.) in any other way dispose of or encumber, or promise to dispose of or encumber the Mineral Rights, in any capacity, to third parties, in whole or in part; or (iii.) directly or indirectly enter into any other commitment or agreement involving the Mineral Rights, or in any way related to them (the “Exclusivity”), under penalty of incurring a fine immediately set between the Parties at five million US dollars (US$ 5,000,000.00), equivalent to one hundred percent (100%) of the Exercise Price defined in 2.1. below, without prejudice to the obligation to indemnify the Grantee for losses and damages and lost profits.

1.4 Authorized Assignees. This Call Option may be assigned by the Grantee, regardless of the consent of the Grantors and upon mere notice to that effect, provided that the full amount of the Premium, defined above, is paid, and in the manner provided for in item 7.9 below, to any company directly or indirectly controlled by the Grantee, or any company subject to common control, directly or indirectly, with the Grantee, as well as to the partners of any of these or to companies of which the companies or individuals indicated in this item are partners (generically, the “Authorized Assignees”), provided that each and every provision of this Agreement shall apply in full to the Authorized Assignees. References in this Agreement to the Grantee shall be construed as references to Alpha and any of the Authorized Assignees.

1.5 Exploration Application. The Grantors undertake, jointly and severally, to take any and all possible actions to ensure that the aforementioned Exploration Application is converted into a research authorization on behalf of Bautek, in accordance with current law, submitting all documents and information required by the ANM as quickly as possible, in order to ensure the exercise of the Call Option by the Grantee. The Grantors also undertake, jointly and severally, to, within a maximum period of five (5) business days after the publication of the research authorization linked to the Exploration Application, send a notice to the Grantee, as set forth in item 7.9 below, informing of this circumstance (the “Research Authorization Grant Notice”). During the entire term of this Agreement, any relevant information related to the progress of the proceeding registered with the ANM under No. 832,221/2021 must be immediately communicated to the Grantee.

2. EXERCISE PRICE AND PAYMENT METHOD.

2.1 Exercise Price. The total, clear and legal price to be paid by the Grantee to the Grantors, in consideration for the acquisition of all Mineral Rights, in the event of exercise of the Call Option, will be the amount in BRL (Reais) equivalent to five million and three hundred thousand US dollars (US$ 5,300,000.00), calculated based on the US$ (US dollar) purchase rate, as announced by the Central Bank of Brazil on the business day immediately prior to the respective payment date (the “Exercise Price”), to be disbursed as follows:

a.
the amount in R$ (Reais) equivalent to three million, one hundred and eighty thousand US dollars (US$ 3,180,000.00), calculated based on the US$ (US dollar) exchange rate for purchase, published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment, must be paid by the Grantee to the Grantors, in proportion to the total number of hectares of Mineral Rights owned by each, determined based on the data indicated in Annexes I. and II., within a maximum period of thirty (30) days from the date of sending the Exercise Notice, in accordance with the procedure set forth in 3.1 below (the “First Installment of the Exercise Price”);

b.
the amount in R$ (Reais) equivalent to two million, one hundred and twenty thousand US dollars (US$ 2,120,000.00), calculated based on the US$ (US dollar) exchange rate for purchase, published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment, must be paid by the Grantee to the Grantors, in proportion to the total number of hectares of Mineral Rights owned by each, determined based on the data indicated in Annexes I. and II., within a maximum period of thirty (12) months from the date of payment of the First Installment of the Exercise Notice (the “Second Installment of the Exercise Price”).
2.1.1.
Adjustment and interest. No monetary adjustment or interest shall be applied to the Exercise Price throughout the term of this Agreement.
2.1.2.
Payment method. Payment of the Exercise Price must be made by the Grantee to the Grantors, in Brazilian currency, by means of TED or PIX to be made to the bank account held by the Grantors indicated in Annex 1.2., which may be changed, provided that the Grantor whose data is changed communicates the new payment data within five (5) days before the date of the respective payment, in the manner provided for in item 7.9., below.
2.1.3.
Partial Exercise. Exploration Application. In the event that, on the Exercise Date, as defined in 3.1. below, the Grantee has not yet received the Research Authorization Grant Notice, (i.) the Call Option may be partially exercised, with the exclusion of the Exploration Application (the “Partial Exercise”) and acquisition of only the Rights, with the subsequent (ii.) reduction of the Exercise Price to four million, four hundred and ninety-four thousand, twenty-five US dollars and twenty-eight cents (US$ 4,494,025.28), to be paid in the same proportions established in 2.1.(a.) and 2.1.(b.) above, being the reduction of eight hundred and five thousand, nine hundred and seventy-four US dollars and eighty-seventy-two cents (US$ 805,974.72), equivalent to fifteen point twenty-one percent (15.21%) of the Exercise Price and of the total hectares of the Mineral Rights (the “Partial Exercise Price”); in the event of Partial Exercise of the Call Option, (iii) the Grantee will retain the right to Purchase the Exploration Application for an additional twelve (12) months, counted from the date of the Exercise Notice defined in 3.1. below (the “Residual Option”), for the exercise price of eight hundred and five thousand, nine hundred and seventy-four US dollars and eighty-seventy-two cents (US$ 805,974.72) (the “Residual Exercise Price”), with the rules set forth in 2.1., 2.1.1. to 2.1.3., 2.1.4. et seq., 3.1. et seq., and 5.1.1. of this Agreement applying to this residual Call Option, with the necessary adaptations.
2.1.4.
Payment in Shares. The Grantors may, at their sole discretion, determine that the payment of the Exercise Price, the Partial Exercise Price, and the Residual Exercise Price, as applicable, be made in whole or in part through the delivery of shares issued by REA to the Grantors, issued in accordance with Australian law, as set forth in this item 2.1.4. (the “REA Shares”), which will be transferred to the Grantors in full or partial replacement for the payment in BRL (Reais) set forth above, adopting the legal form that will be defined in due course between the Parties, by mutual agreement.

2.1.4.1. Valuation of REA Shares. The appraisal value of the REA Shares that may be delivered to the Grantors as payment of the Exercise Price, Partial Exercise Price, or Residual Exercise Price, as applicable (the “REA Share Valuation Value”), will be calculated based on the criteria set forth in this item 2.1.4.1. If, on the date of the Exercise Notice, the shares issued by REA are publicly traded on the Australian Securities Exchange or any other exchange that may replace it (the “ASX”), (i) the REA Share Valuation Value will be equivalent to the average closing price traded on the ASX in the thirty (30) days prior to the Exercise Notice. The valuation method set forth in 2.1.4.1.(i) will also apply in cases where REA merges with an Australian public company with shares traded on the ASX, or is merged with an Australian public company with shares traded on the ASX; In these cases, the average price of the shares of the REA or the company that succeeds the REA must be considered, as described in 2.1.4.1.(i.). If the criterion set forth in 2.1.4.1.(i.) is inapplicable, (ii.) the REA Share Appraisal Value will be equivalent to the market value determined in the last corporate capital raising transaction carried out by the REA or in the last merger, consolidation, or spin-off of the REA, provided that the latter were carried out at market value, prior to the date of sending the Exercise Notice. The REA and the Grantee are obliged to share with the Grantors any information regarding said transaction that is necessary to ensure that the latter have all the relevant data and elements to evaluate their option, in whole or in part, to receive the Exercise Price, the Partial Exercise Price, and the Residual Exercise Price, as applicable, as provided for in 2.1.4. above. If, on the date of sending the Exercise Notice, the criterion set forth in 2.1.4.1.(ii.) is also inapplicable, the Grantees will not be able to choose the payment method indicated in 2.1.4., above.

2.1.4.2. Payment Notice. Within a maximum period of five (5) business days after the Grantee sends the Exercise Notice, as defined in 3.1. below, the Grantors may, upon mutual agreement and by sending a notice to the Grantee, as set forth in item 7.9. below (the “Payment Notice”), request that the payment of the Exercise Price or the Partial Exercise Price, as applicable, be made in whole or in part in REA Shares, provided that the criterion set forth in 2.1.4.1.(i.) or the criterion set forth in 2.1.4.1.(ii.) applies. The Payment Notice must contain, at a minimum, the following information: (i.) the amount of the Exercise Price to be paid in BRL (Reais) to each of the Grantors, provided that this amount will be divided into two installments, in the same proportions adopted in items 2.1.(a.) and 2.1.(b.) above; (ii.) the amount of the Exercise Price to be paid in REA Shares to each of the Grantors. In the event that the Payment Notice is not sent within the period provided for in this item, the Parties immediately agree that the payment method of the Exercise Price shall be that originally provided for in 2.1.3. above, i.e., in Brazilian currency.

2.1.5.
Reduction of the Exercise Price. In the event that the area of the Exploration Application is reduced due to overlap with third-party ownership rights or for any other reason, the Exercise Price or Partial Exercise Price, as applicable, shall also be reduced in proportion to the total number of hectares of the Mineral Rights. Such reduction shall be calculated using the following formula: [Hectares excluded from the area of the Exploration Application (/) Total hectares of Mineral Rights, as indicated in Annexes I and II.] (x) Exercise Price. The reduction of the Exercise Price applies without distinction to the cases of payment in currency or in REA Shares, as provided for in 2.1.2. and 2.1.4., respectively.

2.1.6.
Default. Payment of any installments of the Exercise Price after the maturity date will put the Grantee in default, regardless of any notice, summons, or extrajudicial notice, subjecting it to (i.) a late payment penalty of two percent (2%) on the outstanding debt; and (ii.) interest of one percent (1%) per month or fraction thereof, calculated on the overdue amounts, regardless of the possibility of the Grantors adopting applicable legal measures.
2.1.7.
Release. For all legal purposes and effects, the presentation of bank receipts confirming the wire transfers related to the Exercise Price to the bank accounts held by the Grantors, as detailed in Annex 1.2., and/or, as applicable, the effective transfer, as provided for in Australian law, of the REA Shares to the Grantors, always in proportion to the total number of hectares of Mineral Rights held by each of them, will imply the granting, by the Grantors to the Grantee, of the broadest, general, irrevocable, and irreversible release regarding the receipt of the Exercise Price, to no further demand or dispute on this basis, at any time, in or out of court.

2.2 No change to the Exercise Price. The Parties declare that the Exercise Price and the Partial Exercise Price were set by full and mutual agreement and hereby irrevocably and irreversibly express their full and unrestricted agreement regarding their value and payment methods. Therefore, the Exercise Price is definitive, unchangeable and binding, and is thus not subject to any other changes and/or adjustments of any nature, for any reason and at any time.

3. EXERCISE OF THE CALL OPTION.

3.1 Exercise of the Call Option. The Call Option may be exercised at any time during the term of this Agreement, as set forth in 5.1. below. The Grantee must express its intention to exercise the Call Option by sending written notice to the Grantors, as set forth in item 7.9. below (the “Exercise Notice”); the Exercise Notice must contain, at a minimum, the following information: (i.) intention to acquire all of the Mineral Rights or to exercise them partially, provided that authorized as set forth in item 2.1.3. above; (ii.) Appraisal Value of the REA Shares, represented by the closing price of REA-issued shares traded on the ASX or the shares of a publicly-held company that mergers REA, for the thirty (30) days prior to the Exercise Notice and the average price traded during the period, if applicable, or by the last net asset value of REA, considering the consolidation of all its subsidiaries, indicating the net asset value per share issued. The Exercise Price must be paid under the strict terms and deadlines set forth in items 2.1 et seq. above, and in the form requested in the Payment Notice, within a maximum period of thirty (30) days after the Exercise Notice is sent. The date of payment of the First Installment of the Exercise Price and/or delivery of the REA Shares to the Grantors, as applicable, provided it is preceded by the Exercise Notice, will be considered the Call Option exercise date (the “Exercise Date”) for all purposes of this Agreement and any legal transactions resulting from the exercise of the Call Option. If the Grantee does not exercise the Call Option within the term of the Agreement, the transaction will terminate at no cost to the Parties, and the Grantors will not be obligated to return the Premium. Furthermore, the data and information obtained and produced by the Grantee in the Mineral Exploration must be sent to the Grantors within ten (10) business days.

3.1.1.
Proof of receipt. Proof of receipt of the Call Option Exercise Notice by the Grantors is not a necessary condition for formalizing its exercise. Grantee may formalize the legal transactions resulting from such Call Option at any time after fulfilling the conditions set forth in 3.1. above, subject to the requirements and conditions established in this Agreement.
3.1.2.
Residual Option. The rules set forth in items 3.1. and 3.1.1., and 3.2. et seq., apply to the exercise of the Residual Option set forth in 2.1.3. above, with the necessary adaptations.

3.2 Obligation to assign Mineral Rights. Once the Call Option has been exercised and provided that the conditions set forth in 3.1. above are met, in particular the payment of the First Installment of the Exercise Price, the Grantors will be irrevocably obligated to carry out the sale and consequent transfer of ownership of the Mineral Rights to the Grantee, in accordance with the draft Mineral Rights Assignment Agreement and Other Covenants that is included herein as Annex 3.2.(i.) and, likewise, the Grantee will be irrevocably obligated to acquire the Mineral Rights, in accordance with the terms indicated in its Exercise Notice and according to the conditions mentioned in the Payment Notice. Whereas (i.) the Exercise Price will be divided into two (2) distinct installments and (ii.) only the First Installment of the Exercise Price will have been paid on the Exercise Date, the Mineral Rights Assignment Agreement and Other Covenants, referred to in this item 3.2., must be signed together with the Private Instrument of Fiduciary Transfer of Mineral Rights and Other Covenants, the draft of which is included herein as Annex 3.2.(ii.). In the event of Partial Exercise or exercise of the Residual Option, the Parties must also adopt the drafts in Annexes 3.2.(i.) and 3.2.(ii.), implementing the appropriate adaptations.

3.2.1.
Formalization of transfer of Mineral Rights. Within a maximum period of five (5) business days from the Exercise Date, the Grantors and the Grantee shall promote the signature of the private instrument of the Mineral Rights Assignment Agreement and Other Covenants, the draft of which is included herein as Annex 3.2.(i), of the Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants, the draft of which is included herein as Annex 3.2.(ii.), as well as the Instruments of Assignment of Mineral Rights that are included herein as Annexes 3.2.1.(i.) to 3.2.1.(iv.), and, within a maximum period of fifteen (15) days from such signature, shall promote the endorsement and registration of one of them with the ANM, notary offices or any other applicable body, at the expense of the Grantee, and the Grantors undertake to present, within a maximum period of five (5) business days, any and all documents that are reasonably required by the Grantee, or by the person responsible for the endorsement and/or registration, as applicable. In the event of Partial Exercise or the exercise of the Residual Option, the Parties must adopt the draft in Annex 3.2.1.(ii.), implementing the appropriate adaptations.
3.2.2.
Power of Attorney. In the event that it is not possible for the Grantors to comply with the term provided for in 3.2.1. above, and in order to enable the implementation of the Call Option and the formalization of the transfer of the Mineral Rights to the Grantee, the Grantors hereby grant to the Grantee an irrevocable power of attorney in their own name, the drafts of which form part of this instrument in its Annex 3.2.2., so that the latter may adopt, on behalf of the Grantors, any and all actions necessary to formalize the transfer of the Mineral Rights to its ownership, including the execution of the private instrument of the Mineral Rights Assignment Agreement and Other Covenants, which forms part of this instrument as its Annex 3.3.(i.), of the respective Instruments of Assignment of Mineral Rights, which form part of this instrument as its Annexes 3.2.1.(i.) to 3.2.1.(iv.) and of public or private instruments, if applicable, including the transfer forms before the ANM. The powers of attorney provided for in this item may also be used to exercise the Residual Option.

3.3 Additional Documents. The Parties undertake, in good faith and in the interest of ensuring compliance with the Call Option governed by this Agreement, to execute any and all documents and perform any and all acts necessary for the definitive transfer of the Mineral Rights to the Grantee, as applicable.

3.4 Changes to Mineral Rights. Without prejudice to the obligations to provide information and documents provided for in Chapter 4 below, the Grantors hereby jointly and severally undertake, in the event of any changes to the intrinsic characteristics of the Mineral Rights, at any time and for any reason, to immediately notify the Grantee, as set forth in item 7.9 below, ensuring that the latter has, regardless of any request to that effect, all the information necessary to assess, at any time during the term of this Agreement, the advisability of exercising the Call Option.

4. DUE DILIGENCE AND RESEARCH RIGHT.

4.1 Feasibility Study. The Grantors hereby declare that they are aware that (i.) conducting a legal, technical, mineralogical, and environmental audit, including regulatory and operational analyses (the “Due Diligence”), is essential for the Grantee to have all the information necessary to assess, at any time during the term of this Agreement, the advisability of exercising the Call Option; and (ii.) the payment of the Premium provided for in 1.2 above was stipulated based on the criterion and condition of the effective (and future) provision, by the Grantors to the Grantee, of the information provided for in this Chapter 4 of the Agreement.

4.2 “Due Diligence”. To justify the payment of the Premium and to assess the appropriateness of exercising the Call Option, the Grantee will conduct, at its discretion and subject to the confidentiality set forth in 7.11. below, a “Due Diligence” on the Mineral Rights, intending to ensure the obtaining of all information it deems pertinent regarding legal, technical, mineral, environmental, or any other issues that may interfere with its conclusion regarding the exercise of the Call Option.

4.2.1.
Applications. The Grantors must make available to the Grantee, within ninety (90) days from the signing of this Agreement, the documents and information indicated in the preliminary list accompanying this Agreement in Annex 4.2.1, unless a longer period is requested by the government agencies issuing the documents. After submitting the documents listed in Annex 4.2.1., the Grantee may make a new request for documents, information and/or clarifications to the Grantors, regarding any of the Mineral Rights, within a period of up to fifteen (15) calendar days, counting from the receipt of the last document submitted and which corresponds to all the documents requested in Annex 4.2.1.. . The deadline for the Grantors to submit additional information will also be fifteen (15) days. For each submission of documents, information, and/or clarifications, the Grantor may make a new application to resolve any doubts, always respecting the aforementioned fifteen (15)-day deadline. If any item is not applicable, the Grantor must indicate this circumstance in writing. The Parties acknowledge that proper compliance with the applications by the Grantors is essential to enable the Grantee to conduct its Due Diligence and to form its judgment regarding the exercise of the Call Option.
4.2.2.
Method of document delivery. All communication regarding the documents to be submitted by the Grantors must be made electronically, to the addresses indicated in the Parties’ descriptions or to the e-mail addresses of third parties to be designated by the Parties specifically for this purpose.
4.2.3.
Diligences. Without prejudice to the request for documents regulated in 4.2.1., above, the Parties additionally agree that the advisors hired by the Grantee to carry out the Due Diligence may, provided they are followed by a technician of the Grantors appointed for this purpose within a maximum period of ten (10) days after the request to this effect, have access to the areas of the Mineral Rights for their “in loco” evaluation, and may also take samples for technical analysis purposes, carry out research in the area, among others.

4.3 Failure to comply with deadlines. In the event of failure to comply with any of the deadlines established in 4.2.1. and 4.2.3., unless the delay is demonstrably justified by the delay of the public bodies involved in issuing any requested document, the total number of days of delay will be added to the term of this Agreement, as set forth in 5.1. below, thus postponing the term of the Call Option granted in this Agreement.

4.3.1.
If the total number of days late exceeds sixty (60) days, the Grantee may, at its sole discretion, (i.) choose to terminate this Agreement, and the Grantors shall, jointly and severally, return the Premium previously received within a maximum period of five (5) business days, under penalty of a ten percent (10%) fine and default interest at the rate of 1% per month, calculated “pro rata dies”, from the maturity date of the obligation to return the Premium until the date of actual payment; or (ii.) consider the rule of postponement of the term set forth in item 5.1 applicable for the total number of days late, as set forth in 4.3. above.

5. VALIDITY.

5.1 Term. The provisions of this Agreement shall be valid and effective from the date of its execution for a period of twelve (12) months, extendable as set forth in 4.3. and 4.3.1. above. Before the end of the term provided for in this item, neither Party is permitted to terminate or unilaterally terminate the provisions of this Agreement, except in the cases expressly provided for herein.

5.1.1.
Residual Option. Especially in the case provided for in 2.1.3. above, and provided that the Grantee partially exercises the Call Option, this Agreement will be extended for an additional twelve (12) months period, starting from the Exercise Notice date defined in 3.1. below, so that the Grantee has the right to exercise the Residual Option with respect to the Exploration Application, as outlined above.

6. ADDITIONAL REPRESENTATIONS, WARRANTIES AND OBLIGATIONS OF THE PARTIES.

6.1 Representations and warranties of the Grantors. The Grantors jointly and severally represent and warrant that:

i.
Other impeding agreements. There is currently no exclusivity, confidentiality, or preference agreement, or any other contract or agreement entered into with third parties that may, in any way, impair or prevent the granting of the Call Option provided for in this Agreement or the regular exercise by the Grantee of the Call Option and any rights arising from this Agreement or any rights, actions, privileges, and warranties related to the Mineral Rights;
ii.
Ownership. The Mineral Rights described and characterized in Annex I. and Annex II. hereto are legitimately and exclusively held by the Grantors;
iii.
Registrations. The Mineral Rights are duly registered with the ANM, strictly adhering to all rules and regulations set forth in the applicable law;
iv.
Licenses and authorizations. The Grantors have always acted in compliance with the law applicable to Mineral Rights and hold all authorizations, permits, registrations, registrations, accreditations, permissions, and protocols of any nature, as provided for in federal, state, and municipal law or required by public authorities and government agencies in their respective jurisdictions, for conducting research, mining, and maintaining the regularity of the Mineral Rights. There are no legal, administrative, contractual, or judicial restrictions on the ownership of the Mineral Rights or related to the research authorizations, Exploration Applications, or development concessions subject to the administrative proceedings indicated in Annex I. and Annex II. hereto, there is also no judicial or administrative procedure in which the Grantors are as defendants, as plaintiffs or act as assistant, whose merit is related to the ownership of the Mineral Rights or to the conduction and maintenance of the exploration or development related thereto;
v.
Disputes. (v.1.) There are no claims or demands of any nature whatsoever before any public authority or involving any third party, nor are there any arbitration proceedings or other alternative dispute resolution methods related to any of the Mineral Rights; (v.2.) there are no claims, arbitration proceedings, or other alternative dispute resolution methods of any nature whatsoever that, although not involving the Mineral Rights, may in any way affect them and/or impede and/or harm the implementation of this Agreement; (v.3.) the Grantors are not aware of or have not performed any acts whose practice or omission may impede or harm the implementation of this Agreement; (v.4.) none of the Mineral Rights are involved in any pending claims of any nature, nor in arbitration proceedings or other alternative dispute resolution methods; and (v.5.) the Grantors have not failed to comply with any judgment, order, writ, injunction, or ruling from any public authority related to any of the Mineral Rights;
vi.
Environmental. The Grantors comply with all environmental laws and regulations, further declaring that no activity has been conducted in the area of the Mineral Rights that has resulted in, or would reasonably be likely to result in, a violation of applicable environmental laws. Therefore, there are no pending complaints before any authority, at any level, nor are there any services, summonses, directives, orders, and/or notices of violation of any legal requirement related to any of the Mineral Rights or against the Grantors in connection with environmental matters or licenses. The Grantors further declare that they have not entered into or assumed any agreement, nor have they been imposed any obligation to make any type of payment, compensation, or indemnity for, or as a result of, obtaining any license required for the development of the Mineral Rights. In this regard, the Grantors declare that they have not signed or negotiated any Conduct Adjustment Agreement with the Public Prosecutor’s Office, even if fully complied with, declaring that there are no facts or circumstances that would result in a violation of such nature to the applicable environmental legal requirements or claims or demands in this regard;
vii.
Status of Mineral Rights. The Grantors declare that there are no liens on the Mineral Rights, which are entirely free and clear of any and all real or personal, judicial or extrajudicial liens, legal or conventional mortgages, easements, forum or pension, seizure, sequestration, lis pendens, real or personal repossession actions, environmental contingencies, debts and/or liabilities of any nature, as well as fully paid for taxes, charges, expenses, and debts of any nature. The Grantors further declare that there are no fines and/or demands from the competent authorities pending payment or satisfaction, and that all applicable federal, state, and municipal regulations and standards have been complied with to date;
viii.
Full Disclosure. The information, representations, and/or warranties provided by the Grantors regarding the Mineral Rights, herein and/or within the scope of the Due Diligence, do not contain any untruth or inaccuracy regarding any material act or fact, nor do they omit the existence of any material act or fact whose knowledge is necessary to ensure that the representations and obligations assumed in this Agreement are not misleading or subject to misinterpretation. There is no act, fact, or situation that affects the transaction that is the subject of this Agreement and that has not been expressly disclosed by the Grantors;
ix.
Other negotiations involving the Mineral Rights. There is currently no agreement or contract of any nature entered into with third parties that has as its purpose the assignment, promise of assignment, granting as collateral or any other form of commitment of the Mineral Rights, or any agreement or contract that may, in any way, harm or prevent the exercise of the Call Option or the exercise by the Grantors of any rights arising from this Agreement, or of any rights, actions, privileges and guarantees related to the Mineral Rights or, even, in the future, to the acquisition of the Mineral Rights by the Grantee; and
x.
they are not aware of any protested titles in their name.

6.2 Additional declaration of the Grantors. The Grantors declare that the execution of this Agreement does not create fraud against creditors, fraud of execution, or presumption of fraud against tax authorities, at the Federal, State, or Municipal levels, as provided for in article 158 of the Civil Code, article 792 of the Civil Procedure Code, and article 185 of the National Tax Code, respectively, and other applicable regulations.

6.3 Prohibited Acts. Except in the event of prior and express approval by the Grantee, the Grantors undertake, directly or indirectly, free of charge or for a fee, partially or fully, during the term of this Agreement as set forth in 5.1. above:

6.3.1.
not to sell, assign, or transfer the Mineral Rights to any third parties, even if considered related parties under applicable law, nor to confer them on the capital of a company or other investment fund, grant them in usufruct or trust, or in any other manner assign or promise to assign them; and
6.3.2.
not create or permit any pledge, sequestration, attachment, constriction, small-estate probate, attachment, mortgage, fiduciary transfer, usufruct, bond, charges, call option, put option, right of first refusal, restriction on disposal, or any other encumbrance of any nature, created or imposed by contractual provision, law, court decision, even if not final, arbitration award, or any other decision to which the Grantors are subject, or by any government authority, to be levied on the Mineral Rights.

6.4 Non-pecuniary obligations. Failure by either Party to fulfill any of the obligations to give, perform, or refrain from performing under this Agreement and not subject to a specific penalty will subject the breaching Party to specific performance, as well as the obligation to indemnify the non-performing Party for losses and damages, including lost profits, demonstrably incurred and directly related to the breach in question.

6.4.1.
In the specific case, and exclusively in the cases described below, if the Grantors (i.) perform one of the prohibited acts indicated in 6.3. above, or (ii.) refuse to transfer the Mineral Rights to the Grantee, in the latter case provided that the past-due installments of the Exercise Price or the residual Exercise Price have been regularly and timely paid, the Parties hereby stipulate a punitive and non-compensatory penalty in the amount of twenty percent (20%) of the Exercise Price. If the Grantor has exercised or will exercise the Call Option despite the breaches provided for in this item, the penalty provided for herein may be deducted from the Second Installment of the Exercise Price or the Residual Exercise Price, if applicable.
6.4.2.
Indemnification obligations. The Parties mutually undertake to irrevocably and irreversibly indemnify and hold harmless the other Party for direct damages suffered due to the breach of any obligation provided for in this Agreement by the other Party, including attorney’s fees, legal costs, and costs demonstrably incurred in defending its rights, due to an act or fact attributable to the other Party.

6.5 Annual Fee per Hectare. The Parties hereby agree that the Annual Fee per Hectare (the “TAH”) relating to the Mineral Rights and other taxes and fees linked thereto shall be due by the Grantors until the Call Option Exercise Date (or the Residual Purchase Option, as the case may be), when, if applicable and within the limits of the Exercise Notice, the taxes, fees and TAH relating to the mineral rights acquired by the Grantee shall be borne by it.

6.6 General representations of the Parties. The Parties hereby represent to each other that:

a.
they are, as applicable, duly organized, incorporated, and existing as limited liability companies, in accordance with applicable law;
b.
they are duly represented in this Agreement, pursuant to their organizational documents, and their legal representatives who sign this Agreement are duly authorized to assume and fulfill all obligations hereunder;

c.
they are duly authorized and have obtained all licenses, precedent measures, and/or corporate, legal, or regulatory authorizations necessary to enter into this Agreement and assume the obligations set forth herein, including any appropriate authorizations provided for in their organizational documents, if applicable. No third-party authorization is required to enter into this Agreement;
d.
this Agreement creates a valid, effective, and enforceable obligation of each of the Parties, in accordance with its terms;
e.
The execution of this Agreement by the Parties, as well as the assumption and fulfillment of the obligations set forth herein, especially those arising from the exercise of the Call Option of Mineral Rights by the Grantee, will not imply (e.1.) any conflict or violation of any provision of the articles of association and/or bylaws of the Parties; (e.2.) any conflict, violation, default, early maturity, or termination of any contract or agreement to which the Parties, as the case may be, are a party; (e.3.) any violation of any applicable law or regulation, or of any decisions or resolutions issued by their decision-making or administrative bodies, which may prevent, delay, or impair the performance of the obligations assumed in this Agreement; or (e.4.) any determinations, decisions, or orders of any governmental authority, including judicial authorities, to whose observance the Parties, as the case may be, are subject; and
f.
have analyzed this Agreement in all its clauses and conditions, assisted by their legal counsel.

6.7 Clay. The Parties agree that Grantor Bautek is hereby authorized to proceed with the removal and/or development of a total quantity of 1,000,000 tons (one million tons) of refractory clay classified as grades 50, 60, or 70, from the Mineral Rights area, as described in Annexes I. and II., linearly over a period of twenty-five (25) years (40,000 tons/year), in accordance with the terms set forth in this item. The clay to be used by Bautek for the development of its activities may be in the form of “run of mine” ore, remaining after the mining of rare earths or other minerals that may be explored by the Grantee in the area of the Mineral Rights (the “ROM Clay”), or as undeveloped clay, extracted from a polygon in which the existence of rare earths or other minerals that may be explored by the Grantee in the area of the Mineral Rights has not been detected in a concentration appropriate to its interests (the “Clay to be Developed” and, together with the ROM Clay, the “Clay”), as defined by mutual agreement between the Parties.

6.7.1.
General rules. The Grantee shall share with Bautek, provided that such information is available in the material prepared by the Grantee's technical team, the results of technical research conducted in the area of Mineral Rights, specifically regarding (i.) the concentrations of aluminum oxide (Al2O3), iron oxide (Fe2O3), potassium oxide (K2O), and sodium oxide (Na2O) and (ii.) the percentage of loss on ignition (LOI) of each polygon analyzed, as detailed in Annex 6.7 hereto. If, at any time, it is necessary to send Bautek research results and/or information sensitive to the Grantee’s activities, at the latter’s sole discretion and convenience, the Parties shall sign a specific Confidentiality Agreement to protect the information shared by the Grantee with Bautek. The Parties hereby agree that the Grantee is not obligated to conduct any specific research or detailing to meet Bautek’s needs, nor to undertake any efforts to locate Clay in accordance with the technical specifications defined in Annex 6.7.1.. The assessment of the grade and other specific characteristics of the Clay is the sole responsibility of Bautek, which shall carry it out at its own expense. It is understood that the Grantee is exclusively obligated to (a.) share information resulting from technical research conducted in the course of its activities; and (b.) allow Bautek’s technicians to access the region of the Mineral Rights to study the characteristics of the Clay in each specific area. The Parties shall mutually agree on the best polygons for Bautek to extract or mine Clay, as well as the most appropriate periods and procedures for its extraction or development, in accordance with the parameters defined in 6.7.2. and 6.7.3. below. Grantee assumes no responsibility for the quantity, quality, content, or suitability of the Clay for the specific purposes intended by Bautek. Grantee may also, at its sole discretion, designate areas of other mineral rights held by it for Bautek to extract Clay, as may be mutually agreed upon by the Parties.
6.7.2.
ROM Clay. If the polygons defined by the Parties as provided for in 6.7.1. above have a significant concentration of rare earths or other minerals that will be explored by the Grantee in the area of Mineral Rights, according to the Grantee’s sole discretion, the latter will be responsible for mining the ROM Clay, at its own expense, as well as extracting and segregating the rare earths or other minerals, within the periods that will be defined by mutual agreement between the Parties, keeping it in its yards, for removal and transportation by Bautek. The Parties shall define, by mutual agreement, the deadlines and the form of provision of the ROM Clay to Bautek, it being hereby defined that (i.) Bautek shall be solely and exclusively responsible for the removal and transportation of the ROM Clay, at its own expense in accordance with the deadlines defined by mutual agreement between the Parties, with the Grantee being solely responsible for issuing an Invoice, with Bautek as the recipient, with a symbolic value of one cent of a real (BRL 0.01), to cover the transportation of the ROM Clay; (ii.) the Grantee shall mine the ROM Clay in accordance with specific procedures for maximizing the extraction of rare earths or other minerals that may be explored by the Grantee in the area of Mineral Rights, and shall not be obliged to adopt specific procedures suggested by Bautek if this implies additional costs or losses to the extraction of rare earths or other minerals, as the case may be; and (iii.) the Grantee assumes no responsibility for the quality, content or suitability of the ROM Clay for the specific purposes intended by Bautek, and is solely and exclusively obliged to mine it in accordance with the environmental and labor rules in force. In this case, Bautek will be solely and exclusively responsible for any contingencies or liabilities of any nature related to the removal and transportation of the ROM Clay, and will be jointly and severally liable with the other Grantors to hold the Grantee harmless and, further, to compensate it for any losses and damages or lost profits that any problems in the removal and transportation of the ROM Clay may cause to the mining of rare earths or other minerals that may be mined by the Grantee in the area of the Mineral Rights.
6.7.3.
Clay to be Developed. If the polygons defined by the Parties as set forth in 6.7.1. above do not have an adequate concentration of rare earths or other minerals that may be mined by the Grantee in the area of the Mineral Rights, in the Grantee’s sole discretion, Bautek will be solely responsible for mining the Clay to be Developed, at its own expense. The Parties shall define, by mutual agreement, a plan for the mining of the Clay to be Developed, it being hereby defined that (i.) Bautek shall be solely and exclusively responsible for the evaluation of the physical and chemical characteristics, mining, removal and transportation of the Clay to be Developed, at its own expense, in compliance with the deadlines that shall be defined by mutual agreement between the Parties, with the Grantee being solely responsible for issuing an Invoice, to Bautek as the recipient, to support the transportation of the Clay to be Developed; the value of said Invoice shall correspond to the sum of the expenses for royalties and CFEM owed by the Grantee due to the development, by Bautek, of the Clay to be Developed, plus any taxes eventually owed by the Grantee, always with a readjustment of the calculation basis (gross-up), so that, in the end, the net amount of taxes received by the Grantee is sufficient to reimburse it for the costs of royalties and CFEM; (ii.) the Grantee assumes no responsibility for the quality or content of the Clay to be Developed for the specific purposes intended by the Grantors; and (iii.) Bautek, in this case, will be solely and exclusively responsible for any environmental, labor or any other contingencies or liabilities related to the development, removal and transportation of the Clay to be Developed, undertaking, jointly and severally with the other Grantors, to keep the Grantee harmless and, further, to indemnify it for losses and damages or lost profits that any problems in the development, removal and transportation of the Clay to be Developed may cause to the development of rare earths or other minerals that may be explored by the Grantee in the area of the Mineral Rights.
6.7.4.
Validity. The obligation assumed in this item 6.7. will be effective from the execution date of this Agreement and will last for twenty-five (25) years or until the Grantee makes available to Bautek one million tons (1,000,000t) of Clay classified in grades 50, 60 or 70, as detailed in Annex 6.7.1.. It is understood that, if there is no Clay to be made available in the quantity or grades provided for in this item in the area of Mineral Rights, Bautek will not be entitled to any reimbursement or compensation of any kind. The Grantee declares that it is aware that Bautek is currently development Clay in the area delimited in Annex 6.7.4.. It is estimated that approximately thirty thousand tons (30,000t) of clay will be mined throughout 2024, to which the Grantee expressly agrees. The Grantee further agrees that Bautek will mine a minimum of one hundred and twenty thousand tons (120,000t) of Clay between the execution date of this Agreement and 12.31.2028. After the Exercise Date, Bautek and the Grantor will mutually agree whether Clay extraction will continue in the area delimited in Annex 6.7.4. or elsewhere. For clarification purposes, the Clay extraction carried out by Bautek as of this date must be included in the term and quantity limits established in item 6.7 above.
6.7.5.
Renewal of the obligation. After the termination of the obligation provided for herein, the Parties may, by mutual agreement, discuss its possible renewal, provided that it is by mutual consent, considering market conditions, technical feasibility, and other relevant factors. Without prejudice to such renewal, the Parties hereby agree that, in good faith, they will mutually evaluate a potential commercial partnership for the sale and/or processing of tailings produced by the Grantee in the exploration of rare earths or other minerals that may be developed by it within the area of the Mineral Rights.

7. FINAL PROVISIONS.

7.1 Intervention. The Consenting Intervening Parties, Partners of the Grantors, sign this agreement, as partners of the Grantors, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code. The Consenting Intervening Party REA signs this agreement as guarantor of the (possible) obligation to deliver the REA Shares, as set forth in item 2.1.4 below.

7.2 Entire agreement. This Agreement creates the entire agreement among the Parties regarding the matters creating its subject matter, superseding any previously executed documents and understandings previously reached among the Parties.

7.3 Amendments. Amendments to this Agreement will only be valid when executed in writing and signed by the legal representatives of all Parties.

7.4 Irrevocability. This Agreement is irrevocable and irreversible, binding on the Parties and their heirs and successors in any capacity.

7.5 Assignment. The rights and obligations arising from this Agreement may not be assigned or transferred, in whole or in part, by either Party to third parties other than Authorized Assignees, as defined in item 1.4 above, except with the prior or express consent of the other Party.

7.6 Waiver, Novation and Others. The Parties represent and acknowledge that, except as expressly provided otherwise in this Agreement, (i.) the failure to exercise, the granting of a time limit, the forbearance, or the delay in exercising any right granted to them by this Agreement or by law will not create a waiver or novation of such rights, nor will it prejudice their eventual exercise; (ii.) the individual or partial exercise of these rights will not prevent the subsequent exercise of the remaining rights or the exercise of any other right; (iii.) the waiver of any of these rights will only be valid if formalized in writing; (iv.) the waiver of a right shall be interpreted restrictively and will not be considered a waiver of any other right granted by this Agreement; (v.) the nullity or invalidity of any of the clauses of this instrument will not prejudice the validity and effectiveness of its other clauses or of the Agreement itself; and (vi.) the rights of each Party provided for in this Agreement are cumulative with other rights provided for by law, unless this Agreement expressly excludes them.

7.7 Costs. The Parties agree that all costs and expenses incurred in hiring agents, attorneys, auditors, advisors, intermediaries, or consultants to carry out the transactions covered by this Agreement will be borne exclusively by the respective contracting party.

7.8 Assistance. The Parties represent that they were duly assisted by their respective attorneys in executing this Agreement, who warned them of the risks involved in the transaction covered by this Agreement, and that they are signing this Agreement independently, of their own free will, aware of the risks and obligations to which they are subject, and of the rights granted under this Agreement. Neither Party may, at any time after signing this Agreement, claim ignorance, error, injury, lack of knowledge, or any other defect regarding the risks, obligations, and rights provided for in this Agreement.

7.9 Notices. All notifications, notices or communications relating to this Agreement will be in writing and will be deemed received on the delivery date, if delivered in person, or on the date of actual receipt, if sent by post, or on the date of dispatch, if sent by email.

Such notifications, notices and communications will be sent to the addresses indicated below or to any other address that may be communicated by one Party to the other, via written communication:

if for the Grantors:

Terra Goyana Mineradora Ltda.

Rua João de Abreu, No. 192, 14th Floor, Sala 144-A e 145-A, Setor Oeste, Goiânia, State of Goiás, ZIP Code 74120-110.

At.: Luiz Antônio Vessani, e-mail:

Bautek Minerais Industriais Ltda.

Rodovia BR-459, Km 8, Laranjeiras de Caldas, Caldas, State of Minas Gerais, ZIP Code 37780-000.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Edem Empresa de Desenvolvimento em Mineração e Participações Ltda.

Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, Goiânia, State of Goiás, ZIP Code 74672-680.

At.: Luiz Antônio Vessani, e-mail:

if for the Grantee:

Alpha Minerals Brazil Participações Ltda.

Rua Professor José Leite e Oiticica, No. 530, Brooklin, City of São Paulo, State of São Paulo, ZIP Code 04705-080

At.: Bernardo da Veiga, e-mail: ;

if for the Consenting Intervening Party REA:

Rare Earths Americas Pty Ltd..

Suite 53 Level 2, 11-15, Labouchere Road, South Perth, WA, 6151.

At.: Bernardo da Veiga, e-mail: ;

if for the Consenting Intervening Parties, Partners of the Grantors:

Santíssima Trindade Participações Ltda.

Rua João de Abreu, No. 192, 14th floor, sala 146-A, Setor Oeste, Goiânia, State of Goiás, ZIP Code 74120-110.

At.: Marcos de Alencastro Curado, e-mail:

Supergran Mineração Ltda.

Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, Barro Alto, State of Goiás, ZIP Code 76390-000.

At.: Marcos de Alencastro Curado Filho, e-mail:

Nortek Participações Ltda.

Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, Belo Horizonte, State of Minas Gerais, ZIP Code 31030-220.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Sintertec Holding, Ltd..

P.O. Box 71, Road Town, Craigmuir Chambers, Tortola, British Virgin Islands.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Leandro Rocha Scislewski.

José Lincoln Gambier Costa.

Gustavo Alves Guerra.

Luiz Antonio Vessani.

7.9.1.
Amendments. Should any changes occur to the addresses and other contact information listed above, the Parties undertake to promptly notify the other Party. Any change in contact information will take effect, for the purposes of this Agreement, on the business day following the date on which the recipient parties receive notification to that effect.

7.10 Taxes. Unless otherwise provided for in this Agreement, all taxes arising from the transactions covered by this Agreement will be borne exclusively by the respective taxpayer.

7.11 Confidentiality. The Parties undertake to maintain absolute secrecy and confidentiality regarding the content of this Agreement, expressly undertaking not to disclose or transmit it to third parties without the prior and express written consent of the other Party, except if such disclosure or disclosure is required by law or by court order, in which case it must be strictly limited to the content and form established by applicable law or court order and will be made exclusively to the persons or entities to whom it is directed. However, the Parties are entitled, regardless of the consent referred to in this item, to disclose the contents of this Agreement to their directors, employees, agents, advisors, auditors, creditors, and service providers who need to know it for the purpose of assisting the Party in question. Any Party that fails to comply with the obligation set forth herein will be subject to payment of compensation for any losses and damages caused, as set forth in item 6.4 above.

7.12 Cooperation. The Parties undertake to mutually cooperate and provide any assistance that may be reasonably required for the proper development and fulfillment of the obligations set forth in this Agreement, it being established that it was entered into in the best interests of the Parties, in compliance with the bases and parameters currently practiced in the market, considering the risks inherent therein. The Parties consent and agree that this Agreement, notwithstanding this, does not create or establish any form of associative link, consortium, “joint venture”, partnership, company or association of any type or nature among them, with the Parties remaining completely independent of each other.

7.13 Personal Data Protection. The Parties, by mutual agreement, comply with the duties and obligations regarding the personal data protection and undertake to process the Personal Data collected under this Agreement, if any, according to the applicable law, including, but not limited to, Law No. 12,965 dated as of 04.23.2014, Decree No. 8,771 dated as of 05.11.2016 (Internet Civil Rights Framework), Law No. 13,709 dated as of 08.14.2018 (“LGPD”), where and as applicable. The Parties must also ensure that their representatives, partners, directors, and employees comply with the provisions of the relevant legal instruments related to data protection, as provided for in the LGPD.

7.13.1.
Each Party shall be individually responsible for complying with its obligations under the LGPD and any regulations subsequently issued by the competent regulatory authority. The Parties are liable to the competent authorities for their own acts and omissions that caused non-compliance with applicable laws and regulations.

7.14 Anti-corruption clause. Compliance. For the performance of this Agreement, neither party may offer, give, or commit to give, to anyone, or accept or commit to accept, from anyone, either on its own behalf or through another party, any payment, donation, compensation, financial or non-financial advantages, or benefits of any kind that create an illegal or corrupt practice under the laws of any country, directly or indirectly related to the purpose of this Agreement, or even in any way unrelated to this Agreement. They must also ensure that their agents and employees act in the same manner.

7.15 Specific Performance. All commitments and obligations assumed in this Agreement by the Parties are subject to specific performance, according to the articles 497, 501 and 815 et seq. of the Civil Procedure Code, with this instrument serving as an instrument enforceable out of court, according to the article 784, III, of the Civil Procedure Code.

7.16 Signatures. The Parties agree that this Agreement will be executed electronically by the Parties, but not through electronic certificates issued by the Brazilian Public Key Infrastructure, as permitted in article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code, stating that any form of electronic record will be sufficient for its truthfulness, authenticity, integrity, validity, and effectiveness, as well as for the respective binding of the Parties to its terms. The Parties also agree that the electronic signature of this Agreement does not prevent or impair its enforceability, and shall be considered, for all legal purposes, an instrument enforceable out of court, as provided in 7.15. above. The Parties further acknowledge that (i) even if either Party electronically signs this Agreement in a different location, the place of execution of this Agreement is, for all purposes, the City of São Paulo, State of São Paulo, as indicated below; and (ii) the execution date of this Agreement will be considered, for all intents and purposes, the date indicated below, notwithstanding the date on which the last electronic signature is executed.

7.17 Jurisdiction. The Parties hereby elect the jurisdiction of the Capital of the State of São Paulo to resolve any doubts, disputes, or controversies arising from this Agreement, to the exclusion of any other, however privileged it may be or may become.

In witness whereof, the Parties sign this instrument electronically, through the DocuSign platform, www.docusign.com.br, in the presence of the witnesses indicated below.

São Paulo, February 20, 2024.

Grantors:

/s/ Luiz Antônio Vessani]	/s/ Marcos de Alencastro Curado

TERRA GOYANA MINERADORA LTDA.

p. Luiz Antônio Vessani and Marcos de Alencastro Curado

/s/ Reinaldo Tito Teixeira Noronha	/s/ Luiz Antônio Vessani

BAUTEK MINERAIS INDUSTRIAIS LTDA.

p. Reinaldo Tito Teixeira Noronha and Luiz Antônio Vessani

/s/ Luiz Antônio Vessani

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.

p. Luiz Antônio Vessani

/s/ Reinaldo Tito Teixeira Noronha

SINTERTEC MINERAIS INDUSTRIAIS LTDA.

p. Reinaldo Tito Teixeira Noronha

Grantee:

/s/ João Paulo Agapito da Veiga	/s/ Renato Aureo de Paula Gonzaga

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.

p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Consenting Intervening Parties:

/s/ Bernardo Sanchez Agapito da Veiga]	/s/ Dominic Allen

RARE EARTH AMERICAS LTD.

p. Bernardo Sanchez Agapito da Veiga and Dominic Paul Allen

/s/ Marcos de Alencastro Curado

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA.

p. Marcos de Alencastro Curado

/s/ Marcos de Alencastro Curado]	/s/ Luiz Antônio Vessani

SUPERGRAN MINERAÇÃO LTDA.

p. Marcos de Alencastro Curado Filho and Luiz Antônio Vessani

/s/ Reinaldo Tito Teixeira Noronha

NORTEK PARTICIPAÇÕES LTDA.

p. Reinaldo Tito Teixeira Noronha

/s/ Reinaldo Tito Teixeira Noronha

SINTERTEC HOLDING, LTD.

p. Reinaldo Tito Teixeira Noronha

/s/ Leandro Rocha Scislewski

LEANDRO ROCHA SCISLEWSKI

/s/ José Lincoln Gambier Costa

JOSÉ LINCOLN GAMBIER COSTA

/s/ Gustavo Alves Guerra

GUSTAVO ALVES GUERRA

/s/ Luiz Antônio Vessani

LUIZ ANTONIO VESSANI

Witnesses:

1. /s/ Luiz Felipe Felix Curado	2. /s/ Karina de Oliveira Lima
Name: Luiz Felipe Felix Curado	Name: Karina de Oliveira Lima
CPF:	CPF:

***

List of Annexes:

Annex I.: Identification, Authorizations, and Main Characteristics of the Rights.

Annex II.: Identification and Main Characteristics of the Exploration Application.

Annex 1.2.: Bank account details held by the Grantors.

Annex 3.2.(i.): Draft Private Instrument of Assignment of Economic Rights and Other Covenants between the Grantors and the Grantee.

Annex 3.2.(ii.): Draft Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants between the Grantors and the Grantee.

Annex 3.2.1.(i.): Draft Instrument of Assignment of Mineral Rights between the Grantor Terra Goyana and the Grantee.

Annex 3.2.1.(ii.): Draft Instrument of Assignment of Mineral Rights between the Grantor Bautek and the Grantee.

Annex 3.2.1.(iii.): Draft Instrument of Assignment of Mineral Rights between the Grantor Edem and the Grantee.

Annex 3.2.1.(iv.): Draft Instrument of Assignment of Mineral Rights between the Grantor Sintertec and the Grantee.

Annex 3.3.3.(i.): Draft Power of Attorney for the transfer of Mineral Rights granted by Terra Goyana.

Annex 3.3.3.(ii.): Draft Power of Attorney for the transfer of Mineral Rights granted by Bautek.

Annex 3.3.3.(iii.): Draft Power of Attorney for the transfer of Mineral Rights granted by Edem.

Annex 3.3.3.(iv.): Draft Power of Attorney for the transfer of Mineral Rights granted by Sintertec.

Annex 4.2.1.: Initial Due Diligence checklist.

Annex 6.7.1.: Description of Clay characteristics.

Annex 6.7.4.: Current Clay exploration map. .

Annex I.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Identification, Authorizations, and Main Characteristics of the Rights.

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	832.149/2022
NUP:	48054.832149/2022-75
SEI Access:	Click here to access SEI.
Area (ha):	12.1
Application type:	Exploration Application - Public Offering
Current stage:	Exploration Authorization
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG, SP
Filing unit:	MINAS GERAIS
Filing Date:	10/07/2022 15:03:00
Priority Date:	03/08/2001 00:00:00

	Relation Type	CPF/CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
	Owner/ Applicant	01.445.576/001-25	Terra Goyana Mineradora Ltda.			10/07/2022
Related persons:	Legal Representative	***.186.208-**	José Lincoln Gambier Costa			10/07/2022
	Technical Manager	***.186.208-**	José Lincoln Gambier Costa			10/07/2022

Company Registration proceeding number:	960.477/1985

	Number	Description	Title Type	Title Status	Publication date	Expiration date
Titles	8317	APU3 EXPLORATION AUTH/EXPLORATION PERMIT 03 YEARS PUB	Exploration Permit	Granted	11/01/2023	11/01/2026

Substances:

Name	Type of use	Start date	End date	Reason for termination
ILMENITA	Industrial	10/07/2022

Cities:

Name
POÇOS DE CALDAS/MG
ÁGUAS DE PRATA/SP

Land ownership condition:	Type
Third-party ownership

Associated processes:

Process	Owner	Type of association	Date of association	Date of disassociation	Original Process	Note
832.149/2022	TERRA GOYANA MINERADORA LTDA	Availability	10/07/2022		302.462/2015	*

Documents that make up the process:

No information about documents submitted for this process.

Events:

Description	Date	Note	Publication in the Federal Official Gazette
323 - EXPLORATION AUTH/EXPLORATION PERMIT 03 YEARS PUBL	11/01/2023	Relation SECTION 1 - EXPLORATION PERMITS - 419/2023 - Regional Management / MG - Permits / MG

THE REGIONAL MANAGER OF THE NATIONAL MINING AGENCY, pursuant to the delegated authority set forth in Article 1, sub-item I, letter “a”, of Ordinance No. 1056, dated as of June 30, 2022, and based on article 15 of Decree-Law No. 227 dated as of February 28, 1967 (Mining Code), and article 2, sub-item XVII of Law No. 13,575/2017, grants the following Exploration Permit(s), for a period of 03 years, effective as of this publication: 8317/2023-832.149/2022-TERRA GOYANA MINERADORA LTDA-

100 - EXPLORATION APP/EXPLORATION APPLICATION FILED	10/07/2022	Event entered via Digital Protocol; check the corresponding SEI process.

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved – 2020

COMUNICA BR	ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Polygonal

Process: 832.149/2022

Graphical representation:

Layers
Active Processes
Availability Areas
Municipal Division
State Division

Polygonals:

Area (ha):	12.1	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º51’36”417	Mooring point longitude:	-46º39’39”290
Mooring point description:	Mooring point coincident with the first vertex (area study)	Mooring vector length (m):	0.00
Mooring vector angle:	00º00’00”000	Mooring vector bearing:	N

Vertices:	Latitude	Longitude
	-21º51’36”417	-46º39’39”290
	-21º51’47”959	-46º39’39”289
	-21º51’47”959	-46º39’42”614
	-21º51’47”930	-46º39’42”614
	-21º51’47”930	-46º39’40”552
	-21º51’43”492	-46º39’40”552
	-21º51’43”491	-46º39’57”270
	-21º51’29”904	-46º39’57”268
	-21º51’29”904	-46º39’56”704
	-21º51’36”393	-46º39’56”704
	-21º51’36”395	-46º39’39”290
	-21º51’36”417	-46º39’39”290

ID:	E1D5A8C9-AF33-4DB9-9016-B24E7DE0F17E

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	832.150/2022
NUP:	48054.832150/2022-08
SEI Access:	Click here to access SEI.
Area (ha):	61.12
Application type:	Exploration Application - Auction
Current stage:	Exploration Authorization
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG
Filing unit:	MINAS GERAIS
Filing Date:	10/07/2022 15:20:00
Priority Date:	07/19/1996 00:00:00

	Relation Type	CPF/ CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
	Owner/Applicant	01.445.576/001-25	Terra Goyana Mineradora Ltda.			10/07/2022
Related persons:	Legal Representative	***.186.208-**	José Lincoln Gambier Costa			10/07/2022
	Technical Manager	***.186.208-**	José Lincoln Gambier Costa			10/07/2022

Company Registration proceeding number:	960.477/1985

	Number	Description	Title Type	Title Status	Publication date	Expiration date
Titles	4485	APU3 EXPLORATION AUTH/EXPLORATION PERMIT 03 YEARS PUB	Exploration Permit	Granted	05/23/2023	05/23/2026

Substances:

Name	Type of use	Start date	End date	Reason for termination
ILMENITA	Industrial	10/07/2022

Cities:

Name
POÇOS DE CALDAS/MG

Land ownership condition:	Type
Third-party ownership

Associated processes:

Process	Owner	Type of association	Date of association	Date of disassociation	Original Process	Note
832.150/2022	TERRA GOYANA MINERADORA LTDA	Availability	10/07/2022		300.109/2010	*

Documents that make up the process:

No information about documents submitted for this process.

Events:

Description	Date	Note	Publication in the Federal Official Gazette
264 - RESEARCH AUTH/TAH PAYMENT MADE	07/28/2023	File: TAH_CADMIN_2023_2_31072023_115335.txt - Date 07/31/2023 12:09:04 -DNPMNET\Rui.gomes
209 - EXPLORATION AUTH/EXPLORATION START NOTICE	07/21/2023	Event entered via Digital Protocol; check the corresponding SEI process.
323 - EXPLORATION AUTH/EXPLORATION PERMIT 03 YEARS PUBL	05/23/2023	Relation SECTION 1 - EXPLORATION PERMITS - 203/2023 - Regional Management / MG - Regional Management Order - Permits / MG

THE REGIONAL MANAGER OF THE NATIONAL MINING AGENCY, pursuant to the delegated authority set forth in Article 1, sub-item I, letter “a”, of Ordinance No. 1056, dated as of June 30, 2022, and based on article 15 of Decree-Law No. 227 dated as of February 28, 1967 (Mining Code), and article 2, sub-item XVII of Law No. 13,575/2017, grants the following Exploration Permit(s), for a period of 03 years, effective as of this publication: 4485/2023-832.150/2022-TERRA GOYANA MINERADORA LTDA-

100 - EXPLORATION APP/EXPLORATION APPLICATION FILED	10/07/2022	Event entered via Digital Protocol; check the corresponding SEI process.

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

COMUNICA BR	ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Polygonal

Process: 832.150/2022

Graphical representation:

Layers
Active Processes
Availability Areas
Municipal Division
State Division

Polygonals:

Area (ha):	61.12	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º54’20”634	Mooring point longitude:	-46º33’27”011
Mooring point description:	Mooring point coincident with the first vertex (area study)	Mooring vector length (m):	0.00
Mooring vector angle:	00º00’00”000	Mooring vector bearing:	N

Vertices:	Latitude	Longitude
	-21º54’20”634	-46º33’27”011
	-21º54’20”647	-46º33’27”011
	-21º54’20”646	-46º33’20”391
	-21º54’38”300	-46º33’20”389
	-21º55’17”974	-46º33’20”388
	-21º55’17”975	-46º33’20”391
	-21º54’47”737	-46º33’20”391
	-21º54’47”737	-46º33’45”896
	-21º54’21”086	-46º33’45”896
	-21º54’21”084	-46º33’27”930
	-21º54’10”079	-46º33’27”930
	-21º54’10”079	-46º33’27”919
	-21º54’10”568	-46º33’27”919
	-21º54’10”568	-46º33’27”012
	-21º54’20”634	-46º33’27”011

ID:	EC4FB6F6-19A2-47D3-A629-6535E3E8427E

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	818.865/1971
NUP:	27203.818865/1971-18
SEI Access:	Click here to access SEI.
Area (ha):	411.1
Application type:	Exploration Authorization Application
Current stage:	Development Concession
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG
Filing unit:	Filing Unit 3
Filing Date:	10/08/1971 00:00:00
Priority Date:	10/08/1971 00:00:00

	Relation Type	CPF/CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
	Owner/ Applicant	21.229.511/0001-50	Bautek Minerais Industriais Ltda.			09/03/2021
Related persons:	Owner/ Applicant	61.409.892/0001-73	Companhia Brasileira de Alumínio			08/13/2003	09/02/2021
	Owner/ Applicant	***.594.888-**	Miguel de Carvalho Dias			10/08/1971	08/13/2003

Company Registration proceeding number:	931.296/2018

	Number	Description	Title Type	Title Status	Publication date	Expiration date
Titles	174	CLAV - DEVELOPMENT CONCESSION	Development Lease	Granted	06/20/2005
	914	ALVR - EXPLORATION PERMIT	Exploration Permit	Granted (prior to charge)	03/20/1979

Substances:

Name	Type of use	Start date	End date	Reason for termination
BAUXITE	Not informed	05/02/2005	05/02/2005	Unknown reason
BAUXITE	Industrial	05/02/2005
ALUMINUM ORE	Metallurgy	03/26/2008
REFRACTORY CLAY	Not informed	06/23/2005

Cities:

Name
POÇOS DE CALDAS/MG

Land ownership condition:	No information on land ownership.

Associated processes:

No associated processes.

Documents that make up the process:

No information about documents submitted for this process.

Events:

Description	Date	Note	Publication in the Federal Official Gazette
1399 - DEV. CONC/ENVIRONMENTAL LICENSE FILED	01/26/2023	Event entered via Digital Protocol; check the corresponding SEI process.
1338 - DEV. CONC/MINE CLOSURE PLAN FILED	11/30/2022	Event entered via Digital Protocol; check the corresponding SEI process.
452 - DEV. CONC/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT MADE	09/03/2021	Record Book No. 247 - Sheet 83.
451 - DEV. CONC/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT APPROVED	03/16/2021	Relation SECTION 1 - ORDERS - 12/2021 - Regional Regulatory Governance Office - DGTDM/SRG ORDERS

It grants prior consent and authorizes registration of the transfer of the Development Concession

818.865/1971-COMPANHIA BRASILEIRA DE ALUMINIO- Development Lease No. 174/2005 - Assignee: BAUTEK MINERAIS INDUSTRIAIS LTDA - CNPJ 21.229.511/0001-50

436 - DEV. CONC/MISCELLANEOUS DOCUMENT FILED	01/08/2021	Event entered via Digital Protocol; check the corresponding SEI process.
473 - DEV. CONC/COMPLIANCE	09/09/2020	Event entered via Digital Protocol; check the corresponding SEI process.

WITH PROTOCOL REQUIREMENT
470 - DEV. CONC/REQUIREMENT PUBLISHED	07/14/2020	Relation SECTION 1 - ORDERS - 233/2020 - Regional Management / MG - Order - Regional Manager - Orders	Determines compliance with requirement - Deadline 60 days 818.865/1971 - COMPANHIA BRASILEIRA DE ALUMÍNIO - Official Letter No. 215/2020/SECOR - MG/GER - MG and Bautek Minerais Industriais Ltda.
473 - DEV. CONC/COMPLIANCE WITH PROTOCOL REQUIREMENT	02/28/2020	Event entered via Digital Protocol; check the corresponding SEI process.
470 - DEV. CONC/REQUIREMENT PUBLISHED	02/21/2020	Relation SECTION 1 - ORDERS - 76/2020 - Regional Management / MG - Regional Manager Order - Assignment	Determines compliance with requirement - Deadline 60 days 818.865/1971 - COMPANHIA BRASILEIRA DE ALUMÍNIO - Official Letter No. 19/2020/SECOR-MG/GER-MG and Bautek Minerais Industriais Ltda
465 - DEV. CONC/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT FILED	06/17/2019	Referring to attachment 48054 - 010.411/2019
436 - DEV. CONC/MISCELLANEOUS DOCUMENT FILED	03/12/2019	Attachment 48403-003103/2019 - 33 of the process 818.865/1971 - CONFIDENTIAL DOCUMENTS
473 - DEV. CONC/COMPLIANCE WITH PROTOCOL REQUIREMENT	07/11/2014	Attachment 48402-008199/2014 - 21 of the process 818.865/1971 - attention to official letter No. 632/14 requiring
473 - DEV. CONC/COMPLIANCE WITH PROTOCOL REQUIREMENT	06/13/2014	Attachment 48402-006990/2014 - 05 of the process 818.865/1971 - COMPLIANCE WITH REQUIREMENT
436 - DEV. CONC/MISCELLANEOUS DOCUMENT FILED	05/28/2014	Attachment 48403-010030/2014 - 21 of the process 818.865/1971 - REQUESTS FULL CONTENT CERTIFICATE
418 - DEV. CONC/RAL BASE YEAR PRESENTED	03/26/2007	Attachment No. 005103/2007-07 - Proof of receipt of delivery of RAL - fiscal year 2007/Base Year 2006 - ART Event entered on 11/08/2007
418 - DEV. CONC/RAL BASE YEAR PRESENTED	03/27/2006	Attachment 005013 - Presentation of proof of delivery of RAL 2005 - ART Event entered on 11/08/2007
403 - DEV. CONC/REQUESTED VESTING OF POSSESSION	07/01/2005	Attachment 009324 - Paid government payment form attached
400 - DEV. CONC/DEVELOPMENT	06/20/2005

CONCESSION ORDINANCE PUBLISHED – MME
356 - DEV. APP/ORDER PUBLISHED	07/28/2004
336 - DEV. APP/MISCELLANEOUS DOCUMENT FILED	09/25/2003	Attachment No. 008695. Complies with Official Letter No. 2289/2003/SERGEO/3rd DS/DNPM/MG.
332 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF APP RIGHT OF DEV. MADE	08/25/2003
167 - DEV. APP/ASSIGNMENT - INCORP OF PU DEV. APPLICATION	08/13/2003
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	08/28/2001	P.F.P. OFFICIAL LETTER No. 430/2000-SERGEO/3DS
362 - DEV. APP/EXTENSION OF TERM REQUIREMENT REQUESTED	10/06/1997	SICOM LOAD
361 - DEV. APP/PUBLISHED REQUIREMENT	04/11/1997	SICOM LOAD
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	12/16/1996	SICOM LOAD
361 - DEV. APP/PUBLISHED REQUIREMENT	10/30/1996	SICOM LOAD
350 - DEV. APP/DEVELOPMENT APPLICATION FILED	03/14/1983	SICOM LOAD
299 - EXPLORATION AUTH/APPROVED RESEARCH REPORT ART 30A WITH PUBL	11/30/1982	SICOM LOAD
290 - EXPLORATION AUTH/FINAL RESEARCH REPORT PRESENTED	03/18/1982	SICOM LOAD
209 - EXPLORATION AUTH/EXPLORATION START NOTICE	05/22/1979	SICOM LOAD
255 - EXPLORATION AUTH/COMPLIANCE WITH PROTOCOL REQUIREMENT	05/22/1979	SICOM LOAD
201 - EXPLORATION AUTH/EXPLORATION PERMIT PUBLISHED	03/20/1979	SICOM LOAD
138 - EXPLORATION APP/INVITATION PAYMENT OF PUBLICATION PERMIT FEE	12/13/1978	SICOM LOAD
140 - EXPLORATION APP/PROOF OF PERMIT FEE PAYMENT FILED	11/28/1978	SICOM LOAD
135 - EXPLORATION APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	08/17/1973	SICOM LOAD

135 - EXPLORATION APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	10/16/1972	SICOM LOAD
131 - EXPLORATION APP/PUBLISHED REQUIREMENT	08/16/1972
135 - EXPLORATION APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	11/30/1971	SICOM LOAD
100 - EXPLORATION APP/EXPLORATION APPLICATION FILED	10/08/1971	SICOM LOAD

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

COMUNICA BR	ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Polygonal

Process: 818.865/1971

Graphical representation:

Layers
Active Processes
Availability Areas
Urban Areas
Hydroelectric Power Plants
Municipal Division
State Division
Blocked Areas

Polygonals:

Area (ha):	411.1	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º54’44”829	Mooring point longitude:	-46º36’23”287
Mooring point description:	Mooring point	Mooring vector length (m):	0.00
Mooring vector angle:	00º00’00”000	Mooring vector bearing:	N

Vertices:	Latitude	Longitude
	-21º54’44”829	-46º36’23”287
	-21º54’25”971	-46º36’00”983
	-21º50’23”317	-46º37’01”766
	-21º50’49”504	-46º37’32”742
	-21º50’41”278	-46º37’32”741
	-21º50’41”276	-46º37’51”825
	-21º50’23”394	-46º37’51”822
	-21º50’23”398	-46º37’23”963
	-21º50’13”644	-46º37’23”962
	-21º50’13”647	-46º36’40”434
	-21º50’00”349	-46º36’40”433
	-21º50’00”350	-46º36’24”797
	-21º50’06”852	-46º36’24”797
	-21º50’06”852	-46º36’12”609
	-21º50’16”606	-46º36’12”609
	-21º50’16”605	-46º36’00”421
	-21º50’17”256	-46º36’00”421
	-21º50’17”256	-46º36’20”235
	-21º50’05”965	-46º36’28”019
	-21º50’12”976	-46º36’33”382
	-21º50’19”736	-46º36’34”410
	-21º50’29”098	-46º36’25”880
	-21º50’29”097	-46º36’32”324
	-21º50’22”542	-46º36’41”900
	-21º50’26”074	-46º36’43”980
	-21º50’32”867	-46º36’34”861
	-21º50’29”126	-46º36’32”336
	-21º50’29”167	-46º36’25”858
	-21º50’29”167	-46º36’25”823
	-21º50’17”276	-46º36’20”214
	-21º50’17”276	-46º36’00”434
	-21º50’23”095	-46º36’00”434
	-21º50’23”095	-46º35’53”469
	-21º50’34”117	-46º35’53”469
	-21º50’34”117	-46º36’08”478
	-21º50’24”134	-46º36’14”819
	-21º50’31”044	-46º36’23”289
	-21º50’43”253	-46º36’19”373
	-21º50’34”127	-46º36’08”478
	-21º50’34”127	-46º35’53”500
	-21º50’49”113	-46º35’53”500
	-21º50’49”113	-46º35’46”535
	-21º51’47”634	-46º35’46”531
	-21º51’47”635	-46º35’53”497
	-21º51’54”007	-46º35’53”496
	-21º51’54”007	-46º36’03”598

-21º51’44”839	-46º36’03”598
-21º51’44”829	-46º36’23”287

ID:	BAFE7CB4-A634-4C12-8DCC-B14C0DB1C588

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	830.914/2013
NUP:	48403.830914/2013-14
SEI Access:	Click here to access SEI.
Area (ha):	120
Application type:	Availability Request for development
Current stage:	Development Concession
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG
Filing unit:	MINAS GERAIS
Filing Date:	04/03/2013 08:24:00
Priority Date:	08/07/1987 00:00:00

	Relation Type	CPF/CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
	Owner/ Applicant	00,508,829/0001-08	Edem Empresa de Desenvolvimento em Mineração e Participações Ltda			04/03/2013
Related persons:	Legal Representative	***.186.208-**	José Lincoln Gambier Costa			04/03/2013
	Technical Manager	***.186.208-**	José Lincoln Gambier Costa			04/03/2013

Company Registration proceeding number:	001.899/2003

	Number	Description	Title Type	Title Status	Publication date	Expiration date
Titles	416	CLAV - DEVELOPMENT CONCESSION	Development Lease	Granted	06/27/2023

Substances:

Name	Type of use	Start date	End date	Reason for termination
ALUMINUM	Not informed	04/03/2013	04/03/2013	Lack of commercial interest
REFRACTORY CLAY	Not informed	04/03/2013	04/03/2013	Lack of commercial interest
BAUXITE	Industrial	04/03/2013

Cities:

Name
CALDAS/MG

Land ownership condition:	Type
Third-party ownership

Associated processes:

Process	Owner	Type of association	Date of association	Date of disassociation	Original Process	Note
830.914/2013	Edem Empresa de Desenvolvimento em Mineração e Participações Ltda	Availability	04/03/2013		831.456/1987	*

Documents that make up the process:

Document	Filing date
Economic exploitation plan	04/03/2013
Easements	04/03/2013
Proof of fund availability	04/03/2013
A.R.T. of the Deposit Economic Exploitation Plan	04/03/2013

Events:

Description	Date	Note	Publication in the Federal Official Gazette
402 - DEV. CONC/DEVELOPMENT START EXTENSION AUTHORIZED	01/25/2024	Relation SECTION 1 - ORDERS - 18/2024 - Regional Management / MG - Regional Manager Order

Extends the deadline for the start of development work 830.914/2013-EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA - Deadline: 1 year from publication in the Federal Official Gazette.

401 - DEV. CONC/DEVELOPMENT START EXTENSION REQUESTED	12/13/2023	Event entered via Digital Protocol; check the corresponding SEI process.
403 - DEV. CONC/REQUESTED VESTING OF POSSESSION	06/14/2023	Event entered via Digital Protocol; check the corresponding SEI process.
400 - DEV. CONC/DEVELOPMENT CONCESSION ORDINANCE PUBLISHED - MME	06/27/2023

SNGM/MME – O R D E R - DEVELOPMENT CONCESSION APPLICATION STAGE Development Concession Grant. (4.00) The processes will be forwarded to the National Mining Agency. 48403.830914/2013 - Ordinance No. 416/SNGM/MME - Edem Empresa de Desenvolvimento em Mineração e Participações Ltda - Bauxite - Caldas - Minas Gerais - 120.00 hectares. - Federal Official Gazette dated as of 06/27/2023 – Section 1 – Page 66. - (VITOR EDUARDO DE ALMEIDA SABACK – Secretary)

1398 - DEV. APP/ENVIRONMENTAL LICENSE FILED	07/29/2022	Event entered via Digital Protocol; check the corresponding SEI process.
336 - DEV. APP/MISCELLANEOUS DOCUMENT FILED	07/22/2022	Event entered via Digital Protocol; check the corresponding SEI process.

365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	07/01/2022	Event entered via Digital Protocol; check the corresponding SEI process.
361 - DEV. APP/PUBLISHED REQUIREMENT	05/04/2022	Relation SECTION 1 - ORDERS - 107/2022 - Regional Management / MG - Regional Manager Order	Determines compliance with requirement - Deadline: 60 days 830.914/2013 - EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA - OFFICIAL LETTER No. 20261/2022/SECOR - MG/ANM
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	02/10/2022	Event entered via Digital Protocol; check the corresponding SEI process.
361 - DEV. APP/PUBLISHED REQUIREMENT	12/14/2021	Relation SECTION 1 - ORDERS - 334/2021 - Regional Management / MG - Regional Manager Order	Determines compliance with requirement - Deadline: 60 days 830.914/2013 - EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA. - Official Letter No. 38601/2021/UAPC-MG/ANM
2350 - DEV. APP/SECRECY OF MINING INFORMATION - REQUIRED	05/07/2019	Attachment 48061.002737/2019 - 97 of the process 830.914/2013 - REQUESTS SECRECY OF MINING INFORMATION
336 - DEV. APP/MISCELLANEOUS DOCUMENT FILED	04/24/2019	Attachment 48061.002280/2019-11 of the process 830.914/2013 - PRESENTS POWER OF ATTORNEY
362 - DEV. APP/EXTENSION OF TERM REQUIREMENT REQUESTED	06/23/2014	Attachment 48406-004037/2014-84 of the process 830.914/2013 - Requests extension of compliance with requirement.
1054 - DEV. APP/REQUIREMENT OF ENVIRONMENTAL LICENSE FILED	12/24/2013	Relation SECTION 1 - ORDERS - 924/2013 - Superintendence / MG - Superintendent’s Order	Determines compliance with requirement - Deadline: 180 days 830.914/2013 - EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO LTDA - OFFICIAL LETTER No. 3101/13-DGTM
350 - DEV. APP/DEVELOPMENT APPLICATION FILED	04/03/2013

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

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Polygonal

Process: 830.914/2013

Graphical representation:

Layers
Active Processes
Availability Areas
Municipal Division
State Division

Polygonals:

Area (ha):	120	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º50’56”154	Mooring point longitude:	-46º28’12”610
Mooring point description:	Mooring point coincident with the first vertex (area study)	Mooring vector length (m):	0.00
Mooring vector angle:	00º00’00”000	Mooring vector bearing:	N

Vertices:	Latitude	Longitude
	-21º50’56”154	-46º28’12”610
	-21º50’59”048	-46º28’12”610
	-21º50’59”048	-46º28’11”621
	-21º50’59”249	-46º28’11”620
	-21º50’59”248	-46º27’48”220
	-21º51’18”540	-46º27’48”220
	-21º51’18”540	-46º27’47”241
	-21º51’18”755	-46º27’47”241
	-21º51’18”753	-46º27’07”890
	-21º51’27”448	-46º27’07”889
	-21º51’27”448	-46º27’15”063
	-21º51’33”951	-46º27’15”063
	-21º51’33”951	-46º27’17”454
	-21º51’27”138	-46º27’17”455
	-21º51’27”139	-46º27’18”442
	-21º51’26”863	-46º27’18”442
	-21º51’26”864	-46º27’47”697
	-21º51’36”455	-46º27’47”697
	-21º51’36”455	-46º28’07”028
	-21º51’36”617	-46º28’07”028
	-21º51’36”616	-46º28’20”118
	-21º51’21”996	-46º28’14”521
	-21º51’15”757	-46º28’09”329
	-21º51’15”206	-46º28’05”016
	-21º51’09”187	-46º28’05”638
	-21º51’04”819	-46º28’09”758
	-21º51’04”995	-46º28’10”505
	-21º51’04”576	-46º28’10”900
	-21º51’05”867	-46º28’16”386
	-21º51’03”604	-46º28’18”429
	-21º51’03”853	-46º28’19”128
	-21º51’03”362	-46º28’19”572
	-21º51’05”095	-46º28’24”418
	-21º50’56”154	-46º28’24”417
	-21º50’56”154	-46º28’12”610

ID:	A11F60B0-DA0E-4244-996B-EB5C71BF864C

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	806.199/1973
NUP:	27203.806199/1973-37
SEI Access:	Click here to access SEI.
Area (ha):	40.42
Application type:	Exploration Authorization Application
Current stage:	Development Application
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG
Filing unit:	Filing Unit 3
Filing Date:	03/29/1973 00:00:00
Priority Date:	03/29/1973 00:00:00

	Relation Type	CPF/CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
	Owner/ Applicant	08.227.476/0001-71	Sintertec Minerais Industriais Ltda.			03/04/2009
Related persons:	Owner/ Applicant	23.640.899/0001-02	Mineração Paulo Costa Ltda.			06/09/2006	03/03/2009
	Owner/ Applicant	***.118.126-**	Marcello Junqueira Santos Filho			03/29/1973	06/09/2006

Company Registration proceeding number:	931.966/2018

Number	Description	Title Type	Title Status	Publication date	Expiration date
2322	ALVR - EXPLORATION PERMIT	Exploration Permit	Granted (prior to charge)	06/21/1979

Substances:

Name	Type of use	Start date	End date	Reason for termination
BAUXITE	Not informed	03/29/1973

Cities:

Name
POÇOS DE CALDAS/MG

Land ownership condition:	No information on land ownership.

Associated processes:

No associated processes.

Documents that make up the process:

No information about documents submitted for this process.

Events:

Description	Date	Note	Publication in the Federal Official Gazette
362 - DEV. APP/EXTENSION OF TERM REQUIREMENT REQUESTED	05/18/2015	Attachment 48403-007736/2015-97 of the process 806.199/1973 - REQUESTS EXTENSION OF TERM
1054 - DEV. APP/REQUIREMENT OF ENVIRONMENTAL LICENSE FILED	11/19/2014	Relation SECTION 1 - ORDERS - 724/2014 - Superintendence / MG - Superintendent’s Order	Determines compliance with requirement - Deadline: 180 days 806.199/1973-SINTERTEC MINERAIS INDUSTRIAIS LTDA. - OFFICIAL LETTER No. 2832/2014-DGTM
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	08/01/2012	Attachment 48403-013183/2012 - 75 of the process 806.199/1973 - COMPLIANCE WITH REQUIREMENT
1054 - DEV. APP/REQUIREMENT OF ENVIRONMENTAL LICENSE FILED	02/03/2012	Relation SECTION 1 - ORDERS - 63/2012 - Superintendence / MG - Superintendent’s Order	Determines compliance with requirement - Deadline: 180 days 806.199/1973-SINTERTEC MINERAIS INDUSTRIAIS LTDA. - OFFICIAL LETTER No. 69/12-DGTM
694 - INSPECTION PAYMENT MADE	11/29/2011	File: VISTORIA_CADMIN_20111130.txt - Date 11/30/2011 12:48:38 -DNPMNET\yvone.sa
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	07/07/2011	Attachment 48403-011851/2011-49 of the process 806.199/1973 - COMPLIANCE WITH REQUIREMENT
336 - DEV. APP/MISCELLANEOUS DOCUMENT FILED	07/07/2011	Attachment 48403-011849/2011-70 of the process 806.199/1973 - COMMUNICATION FAZ
361 - DEV. APP/PUBLISHED REQUIREMENT	05/10/2011	Relation SECTION 1 - ORDERS - 259/2011 - Superintendence / MG - Superintendent’s Order	Determines compliance with

requirement - Deadline: 60 days 806.199/1973-SINTERTEC MINERAIS INDUSTRIAIS LTDA. - OFFICIAL LETTER No. 719/11-DGT
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	07/22/2010	Attachment 48403-009796/2010-46 of the process 806.199/1973 - PRESENTS AAF AUTHENTICATED
1062 - DEV. APP/ENVIRONMENTAL LICENSE - PROTOCOL REGISTRATION, BODY	05/05/2009	Attachment 48403-006843/2009-66 of the process 806.199/1973 - PRESENTS COPY OF FOBI AND FCE
1044 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF DEV. APP MADE	04/06/2009
1043 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF DEV. APP APPROVED	03/04/2009	Relation 62/2009 - 3rd District - MG - Head’s Order

Grants consent and authorizes the endorsement of the total transfer of Development application 806.199/1973-MINERAÇÃO PAULO COSTA LTDA.- Permit No. 2322/79 - Assignee: SINTERTEC PRODUTOS REFRATÁRIOS LTDA.- CNPJ 08.227.476/0001-71

330 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF APP RIGHT OF DEV. FILED	05/14/2008	Annex 007481/2008. Assignee: Sintertec Produtos Refratários Ltda. Present proof of payment.
362 - DEV. APP/EXTENSION OF TERM REQUIREMENT REQUESTED	08/03/2007
361 - DEV. APP/PUBLISHED REQUIREMENT	07/06/2007	File name: RELAÇÃO 116-2007-MG.txt Recording date: 07/06/2007 User: Idamice Moreira Lana
332 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF APP RIGHT OF DEV. MADE	07/06/2006
331 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF APP RIGHT OF DEV. APPROVED	06/09/2006	File name: RELAÇÃO 195.06alterada.txt Recording date: 06/12/2006 User: Francisco Fontinely Nogueira Silva
365 - DEV. APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	12/02/2005	Annex 019054 - Official Letter No. 138/2005-CESD/3º ds - Sent by Correio

361 - DEV. APP/PUBLISHED REQUIREMENT	10/05/2005	File name: RELAÇÃO 076-2005-MG.txt Recording date: 10/05/2005 User: Aparecida D"Abadia Rodrigues
361 - DEV. APP/PUBLISHED REQUIREMENT	10/30/2001	File name: Rel122__.txt Recoding date: 12/19/2001 User: REGIANE PEREIRA LIMA
364 - DEV. APP/EXTENSION OF TERM REQUIREMENT GRANTED	05/06/1994	SICOM LOAD
362 - DEV. APP/EXTENSION OF TERM REQUIREMENT REQUESTED	02/22/1994	SICOM LOAD
361 - DEV. APP/PUBLISHED REQUIREMENT	08/25/1993	SICOM LOAD
682 - DEV. APP/PAE ANALYZED	03/23/1993
336 - DEV. APP/MISCELLANEOUS DOCUMENT FILED	05/26/1989	ARTICLES OF ASSOCIATION
350 - DEV. APP/DEVELOPMENT APPLICATION FILED	06/25/1986	SICOM LOAD
330 - DEV. APP/TRANSF. OF RIGHTS - TOTAL ASSIGNMENT OF APP RIGHT OF DEV. FILED	02/04/1986
299 - EXPLORATION AUTH/APPROVED RESEARCH REPORT ART 30A WITH PUBL	06/26/1985	SICOM LOAD
794 - EXPLORATION AUTH/POSITIVE RESEARCH REPORT PRESENTED	05/13/1982
201 - EXPLORATION AUTH/EXPLORATION PERMIT PUBLISHED	06/21/1979	SICOM LOAD
140 - EXPLORATION APP/PROOF OF PERMIT FEE PAYMENT FILED	04/05/1979	SICOM LOAD
138 - EXPLORATION APP/INVITATION OF PUBLI. PERMIT FEE PAYMENT	04/03/1979	SICOM LOAD
135 - EXPLORATION APP/COMPLIANCE WITH PROTOCOL REQUIREMENT	02/01/1979	SICOM LOAD
100 - EXPLORATION APP/EXPLORATION APPLICATION FILED	03/29/1973	SICOM LOAD

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

COMUNICA BR	ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Polygonal

Process: 806.199/1973

Graphical representation:

Layers
Active Processes
Availability Areas
Municipal Division
State Division

Polygonals:

Area (ha):	40.42	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º44’58”633	Mooring point longitude:	-46º29’37”407
Mooring point description:	Mooring point	Mooring vector length (m):	1,897.00
Mooring vector angle:	83º33’00”596	Mooring vector bearing:	NE

Vertices:	Latitude	Longitude
	-21º44’51”701	-46º28’31”806
	-21º44’22”440	-46º28’31”806
	-21º44’22”440	-46º28’13”711
	-21º44’42”273	-46º28’13”710
	-21º44’42”273	-46º28’211”366
	-21º44’51”701	-46º28’211”366
	-21º44’51”701	-46º28’31”806

ID:	BC5D1CF8-4E45-469C-940E-B1633923C7F6

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

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Annex II.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Identification and Main Characteristics of the Exploration Application.

ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Basic proceeding data

Proceeding number:	832.221/2021
NUP:	48054.832221/2021-83
SEI Access:	Click here to access SEI.
Area (ha):	115.63
Application type:	Exploration Authorization Application
Current stage:	Exploration Application
Active:	Yes
Superintendence:	Regional Management / MG
State:	MG
Filing unit:	MINAS GERAIS
Filing Date:	09/15/2021 15:25:00
Priority Date:	09/15/2021 15:24:57

	Relation Type	CPF/CNPJ	Name	Responsibility/ Representation	Lease Term	Start Date	End Date
Related persons:	Owner/ Applicant	21.229.511/0001-50	Bautek Minerais Industriais Ltda.			09/15/2021
	Technical Manager	***.148.046-**	Luiz Gustavo Moreira Noronha			09/15/2021

Company Registration proceeding number:	931.296/2018

Titles	No titles associated.

Substances:

Name	Type of use	Start date	End date	Reason for termination
REFRACTORY CLAY	Industrial	09/15/2021

Cities:

Name
ANDRADAS/MG
CALDAS/MG

Land ownership condition:	Type
Third-party ownership

Associated processes:

No associated processes.

Documents that make up the process:

No information about documents submitted for this process.

Events:

Description	Date	Note	Publication in the Federal Official Gazette
100 - EXPLORATION APP/EXPLORATION APPLICATION FILED	09/15/2021	Event entered via Digital Protocol; check the corresponding SEI process.

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

COMUNICA BR	ACCESS TO INFORMATION	GET INVOLVED	LEGISLATION	GOVERNMENT AGENCIES

Polygonal

Process: 832.221/2021

Graphical representation:

Layers
Active Processes
Availability Areas
Municipal Division
State Division
Partial Nuclear Council

Polygonals:

Area (ha):	115.63	DATUM:	SIRGAS2000
Minimum elevation (m):	0	Maximum elevation (m):	0
Mooring point latitude:	-21º55’37”336	Mooring point longitude:	-46º31’37”830
Mooring point description:	Mooring point	Mooring vector length (m):	0.00
Mooring vector angle:	00º00’00”000	Mooring vector bearing:	N

Vertices:	Latitude	Longitude
	-21º55’37”336	-46º31’37”830
	-21º55’37”336	-46º31’04”313
	-21º55’52”832	-46º31’04”313
	-21º55’52”832	-46º31’16”553
	-21º55’54”992	-46º31’16”553
	-21º55’54”992	-46º31’37”793
	-21º56’09”556	-46º31’37”793
	-21º56’09”556	-46º31’33”373
	-21º56’23”862	-46º31’33”373
	-21º56’23”862	-46º31’16”191
	-21º56’49”748	-46º31’16”191
	-21º56’49”748	-46º31’21”158
	-21º56’48”886	-46º31’21”158
	-21º56’48”886	-46º31’21”965
	-21º56’44”427	-46º31’21”965
	-21º56’44”427	-46º31’22”731
	-21º56’40”656	-46º31’22”731
	-21º56’40”656	-46º31’23”958
	-21º56’36”618	-46º31’23”958
	-21º56’36”618	-46º31’24”394
	-21º56’35”272	-46º31’24”394
	-21º56’35”272	-46º31’24”933
	-21º56’27”868	-46º31’24”933
	-21º56’27”868	-46º31’23”652
	-21º56’24”149	-46º31’23”652
	-21º56’24”149	-46º31’45”609
	-21º57’22”330	-46º31’45”609
	-21º57’22”330	-46º31’44”744
	-21º57’34”014	-46º31’44”744
	-21º57’34”014	-46º32’03”284
	-21º57’35”566	-46º32’03”284
	-21º57’35”566	-46º32’31”858
	-21º57’29”670	-46º32’31”858
	-21º57’29”670	-46º31’45”907
	-21º56’09”822	-46º31’45”907
	-21º56’09”822	-46º31’57”428
	-21º56’02”079	-46º31’57”428
	-21º56’02”079	-46º31’56”723
	-21º56’07”920	-46º31’56”723
	-21º56’07”920	-46º31’39”440
	-21º55’35”193	-46º31’39”440
	-21º55’35”193	-46º31’37”830
	-21º55’37”336	-46º31’37”830

ID:	35F90650-E1CD-49B8-859B-060C592D7B02

IMPORTANT: This service is for informational purposes only and, therefore, does not replace the use of the relevant official instruments for legal purposes. The information is made available at the time and in the form in which it is entered into the database by DNPM employees and collaborators.

© All Rights Reserved - 2020

Annex 1.2.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Bank account details held by the Grantors.

Owner: TERRA GOYANA MINERADORA LTDA.

CNPJ:

Bank:

Branch:

Current account:

Owner: BAUTEK MINERAIS INDUSTRIAIS LTDA.

CNPJ:

Bank:

Branch:

Current account:

Owner: EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.

CNPJ:

Bank:

Branch:

Current account:

Owner: SINTERTEC MINERAIS INDUSTRIAIS LTDA.

CNPJ:

Bank:

Branch:

Current account:

Annex 3.2.(i.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft of Assignment Agreement of Economic Rights and Other Covenants between the Grantors and the Grantee.

***

ASSIGNMENT AGREEMENT FOR MINERAL RIGHTS AND OTHER COVENANTS

By this private instrument, and in accordance with the law, the Parties designed and described below, namely,

on the one hand, as Assignors,

TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, Sala 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001-25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Terra Goyana”;

BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Bautek”;

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, described above, hereinafter referred to simply as “Edem”; and

SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sintertec” and, together with Terra Goyana, Bautek and Edem, referred to as “Assignors”;

and, on the other hand, as Assignee,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Assignee”, indistinctly;

also appearing as Consenting Intervening Parties,

RARE EARTHS AMERICAS PTY LTD., a “proprietary” company regularly organized and existing under the Laws of Australia, registered under Company Registration Number ACN 664 370 254, with head office at Suite 53 Level 2, 11-15, Labouchere Road, South Perth, WA, 6151, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Dominic Paul Allen, British citizen, businessman, holder of Passport No. , resident and domiciled at , e-mail: , and Bernardo Sanchez Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to as “REA”;

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, sala 146-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 07.576.372/0001-00, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado, described above, hereinafter referred to simply as “Santíssima Trindade”;

SUPERGRAN MINERAÇÃO LTDA., limited liability company with head office in the City of Barro Alto, State of Goiás, at Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, ZIP Code 76390-000, enrolled with CNPJ under No. 09.355.939/0001-43, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado Filho, Brazilian citizen, married under full separation of property regime, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at ; and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Supergran”;

NORTEK PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Belo Horizonte, State of Minas Gerais, at Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, ZIP Code 31030-220, enrolled with CNPJ under No. 11.249.439/0001-79, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Nortek”;

SINTERTEC HOLDING, LTD., a company regularly organized and existing under the Laws of the British Virgin Islands, with head office in the City of Road Town, Craigmuir Chambers, Tortola, British Virgin Islands, P.O. Box 71, enrolled with CNPJ under No. 13.872.642/0001-22, e-mail: , herein represented by its legal representative, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sinertec Holding”;

LEANDRO ROCHA SCISLEWSKI, Brazilian citizen, married under partial community of property regime, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , ZIP Code 74672-620, e-mail: , hereinafter referred to simply as “Leandro”;

JOSÉ LINCOLN GAMBIER COSTA, Brazilian citizen, married under community property regime, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “José Lincoln”;

GUSTAVO ALVES GUERRA, Brazilian citizen, single, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Gustavo”;

LUIZ ANTONIO VESSANI, described above, hereinafter referred to simply as “Luiz Antonio” (and, together with Edem, Santíssima Trindade, Nortek, Sintertec Holding, Leandro, José Lincoln and Gustavo, the “Partners of the Assignors”);

whereas (i.) Terra Goyana is the sole and legitimate holder of the rights represented by the exploration authorizations that are the subject of the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 832,149/2022 and 832,150/2022, with areas of 12.10ha and 61.12ha, respectively, for ilmenite ore, located in the Cities of Poços de Caldas (MG) and Águas da Prata (SP); (ii.) Bautek is the sole and legitimate holder of the mineral rights represented by the development concession that is the subject of the administrative proceeding registered by the ANM under No. 818.865/1971, with an area of 411.10, for bauxite, aluminum and refractory clay ores, located in the City of Poços de Caldas (MG); (iii.) Edem is the sole and legitimate holder of the mineral rights represented by the development concession subject to the administrative proceeding registered with the ANM under No. 830.914/2013, with an area of 120ha, for bauxite, aluminum and refractory clay ores, located in the City of Caldas (MG); and (iv.) Sintertec is the sole and legitimate holder of the mineral rights represented by the exploration authorization and mineral application subject to the administrative proceeding registered with the ANM under No. 806.199/1973, with an area of 40.42 ha, for bauxite ore, located in the City of Poços de Caldas (MG), all described and characterized in Annex I., which is an integral and inseparable part of this document (hereinafter, the “Mineral Rights”);

[Verify whether the exploration authorization for the application subject to ANM Process No. 832.221/2021, held by Bautek, was published and granted, for adjustments to the above recital];

whereas the Assignors granted the Assignee a call option for Mineral Rights, as provided for in the Call Option Agreement for Mineral Rights and Other Covenants entered into on [...] [insert execution date of the Option Agreement] between, on the one hand, the

Assignors as Grantors and, on the other, the Assignee, as Grantee (the “Option Agreement”), with the Assignee validly exercising the option on [...], as per item 3.1 of the Option Agreement;

whereas, in order to comply with the Option Agreement, the Assignors intend to assign the Mineral Rights to the Assignee, while the Assignee intends to acquire the Mineral Rights, subject to the terms and conditions set forth in this specific instrument;

The Parties RESOLVE to enter into this “Assignment Agreement for Mineral Rights and Other Covenants” (the “Agreement”), which shall be governed by the following clauses and conditions.

2. PURPOSE.

2.1. Purchase and sale of Mineral Rights. The Assignors hereby irrevocably and irreversibly assign and transfer to the Assignee, which also irrevocably and irreversibly acquires the Mineral Rights, as described in Annex I. hereto.

2.1.1.
Scope. The purpose of the purchase and sale transaction described in item 1.1. above is the Mineral Rights, as well as all rights and obligations, whether patrimonial or otherwise, inherent thereto. Therefore, from this date forward, the Mineral Rights will belong exclusively to the Assignee, together with any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law.
2.1.2.
Lack of liens. The Mineral Rights are free and clear of any liens, encumbrances, attachments, seizures, pledges, attachments, or restrictions that may, now or in the future, affect their free availability and transfer or the exercise of any rights inherent thereto.
2.1.3.
Assignment Instrument. The Assignors and the Assignee hereby enter into the Assignment Instruments of Mineral Rights (the “Instruments”), copies of which are included herein in Annex 1.1.3., to enable, at the Assignee’s sole discretion, the transfer and registration of the Mineral Rights to the Assignee’s ownership before the ANM without the need for registration of this Agreement.

2.2. Transfer and Registration with the ANM. The Assignors and the Assignee hereby agree that, immediately after payment of the First Installment of the Purchase Price, as defined in 2.1 below, they will take any and all necessary steps to register and/or endorse the Instruments or the Agreement, at the Assignee’s sole discretion, with the ANM, notary offices, or any other applicable agency, at the Assignee’s expense. The Assignors are obliged to submit, within a maximum period of five (5) business days, any and all documents reasonably requested by the Assignee or the person responsible for the registration and/or endorsement, as applicable.

3. PRICE AND PAYMENT METHOD.

3.1. Purchase Price. In consideration for the acquisition of the Mineral Rights subject of this Agreement, the Assignee undertakes to pay the Assignors the total, legal and agreed price, in BRL (Reais) equivalent to five million and three hundred thousand US dollars (US$ 5,300,000.00), calculated based on the US$ (US dollar) purchase rate, as announced by the Central Bank of Brazil on the business day immediately prior to the respective payment date (the “Purchase Price”), to be disbursed as follows:

c.
the amount of BRL [...], equivalent to three million one hundred and eighty thousand US dollars (US$ 3,180,000.00), calculated based on the US$ (US dollar) exchange rate for purchase rate, published by the Central Bank of Brazil on [...], was paid by the Assignee to the Assignors on [...], in proportion to the total number of hectares of Mineral Rights owned by each, in compliance with the procedure set forth in 3.1. of the Option Agreement (the “First Installment of the Purchase Price”);
d.
the amount in R$ (Reais) equivalent to two million, one hundred and twenty thousand US dollars (US$ 2,120,000.00), calculated based on the US$ (US dollar) exchange rate for purchase, published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment, must be paid by the Assignee to the Assignors, in proportion to the total number of hectares of Mineral Rights owned by each, within a maximum period of twelve (12) months from the date of payment of the First Installment of the Purchase Price (the “Second Installment of the Purchase Price”).

[If the Assignors have chosen to receive all or part of the Exercise Price in REA Shares, adapt the text of items (a.) and/or (b.) above to reflect the effective option adopted by the Assignors pursuant to item 2.1.4 of the Option Agreement, indicating the number of shares and their value, in BRL and US$, as well as any remaining balance in currency. If the entire Exercise Price is paid in REA Shares, delete the items 2.1.1. and 2.1.2., below and adapt the wording of item 2.1.4., if necessary].

[Verify whether the Call Option was exercised in full or in part, as provided for in item 2.1.3 of the Option Agreement, for purposes of adjusting the value of the installments of the Purchase Price mentioned in 2.1.].

3.1.1.
Adjustment and interest. No monetary adjustment or interest will be applied to the Purchase Price.
3.1.2.
Payment method. The Acquisition Price must be paid by the Assignee to the Assignors in Brazilian currency, via TED or PIX to the bank account held by the Assignors indicated in Annex 1.2 of the Option Agreement.
3.1.3.
Default. Payment of any installments of the Purchase Price after the maturity date will put the Assignee in default, regardless of any notice, summons, or extrajudicial notice, subjecting it to (i.) a late payment penalty of two percent (2%) on the outstanding debt; and (ii.) interest of one percent (1%) per month or fraction thereof, calculated on the overdue amounts, regardless of the possibility of the Assignors adopting applicable legal measures.
3.1.4.
Release. For all legal purposes and effects, the presentation of bank receipts confirming the wire transfers related to the Purchase Price to the bank accounts held by the Assignors, as detailed in Annex 1.2. to the Option Agreement, and/or, as applicable, the effective transfer, as provided for in Australian law, of the REA Shares to the Assignors, always in proportion to the total number of hectares of Mineral Rights held by each of them, will imply the granting, by the Assignors to the Assignee, of the broadest, general, irrevocable, and irreversible release regarding the receipt of the Purchase Price, to no further demand or dispute on this basis, at any time, in or out of court.

3.2. No change to the Purchase Price. The Parties declare that the Purchase Price was set by full and mutual agreement and hereby irrevocably and irreversibly express their full and unrestricted agreement regarding their value and payment methods. Therefore, the Purchase Price is definitive, unchangeable and binding, and is thus not subject to any other changes and/or adjustments of any nature, for any reason and at any time.

4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND OBLIGATIONS OF THE PARTIES.

4.1. Fiduciary Sale. Pursuant to articles 42 and 43 of Decree No. 9,406 dated as of June 12, 2018, in order to guarantee payment of the Second Installment of the Purchase Price, as provided in 2.1.(b.) above, the Assignee grants the Assignors, on this date, the fiduciary sale of the Mineral Rights, pursuant to the “Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants”, a copy of which is included herein in Annex 3.1.

4.2. Assignors’ Representations regarding the Mineral Rights. For all intents and purposes of this Agreement, the Assignors provide the Assignee with the following representations and warranties related to the Mineral Rights, which are valid, true, and accurate on this date and will remain valid, true, and accurate until the transfer of ownership of the Mineral Rights to the Assignee is registered with the ANM and other applicable agencies:

g.
Ownership. The Assignors are the legitimate holders of the Mineral Rights, the details and individual descriptions of which are included in this Agreement as Annex I.;
h.
Registrations. The Assignors declare that the Mineral Rights are duly registered with the ANM, strictly adhering to all rules and regulations set forth in the applicable law;
i.
Licenses and authorizations. The Assignors have always acted in compliance with the law applicable to Mineral Rights and hold all authorizations, permits, registrations, registrations, accreditations, permissions, and protocols of any nature, as provided for in federal, state, and municipal law or required by public authorities and government agencies in their respective jurisdictions, for conducting research, mining, and maintaining the regularity of the Mineral Rights. There are no legal, administrative, contractual, or judicial restrictions on the ownership of the Mineral Rights or related to the research authorizations or development concessions subject to the administrative proceedings indicated in Annex I. hereto, there is also no judicial or administrative procedure in which the Assignors are as defendants, as plaintiffs or act as assistant, whose merit is related to the ownership of the Mineral Rights or to the conduction and maintenance of the exploration or development related thereto
j.
Disputes. (iv.1.) There are no claims or demands of any nature whatsoever before any public authority or involving any third party, nor are there any arbitration proceedings or other alternative dispute resolution methods related to any of the

Mineral Rights; (iv.2.) there are no claims, arbitration proceedings, or other alternative dispute resolution methods of any nature whatsoever that, although not involving the Mineral Rights, may in any way affect them and/or impede and/or harm the implementation of this Agreement; (iv.3.) the Assignors are not aware of or have not performed any acts whose practice or omission may impede or harm the implementation of this Agreement; (iv.4.) none of the Mineral Rights are involved in any pending claims of any nature, nor in arbitration proceedings or other alternative dispute resolution methods; and (v.5.) the Assignors have not failed to comply with any judgment, order, writ, injunction, or ruling from any public authority related to any of the Mineral Rights;
k.
Environmental. The Assignors comply with all environmental laws and regulations, further declaring that no activity has been conducted in the area of the Mineral Rights that has resulted in, or would reasonably be likely to result in, a violation of applicable environmental laws. Therefore, there are no pending complaints before any authority, at any level, nor are there any services, summonses, directives, orders, and/or notices of violation of any legal requirement related to any of the Mineral Rights or against the Assignors in connection with environmental matters or licenses. The Assignors further declare that they have not entered into or assumed any agreement, nor have they been imposed any obligation to make any type of payment, compensation, or indemnity for, or as a result of, obtaining any license required for the development of the Mineral Rights. In this regard, the Assignors declare that they have not signed or negotiated any Conduct Adjustment Agreement with the Public Prosecutor’s Office, even if fully complied with, declaring that there are no facts or circumstances that would result in a violation of such nature to the applicable environmental legal requirements or claims or demands in this regard
l.
Status of Mineral Rights. The Assignors declare that there are no liens on the Mineral Rights, which are entirely free and clear of any and all real or personal, judicial or extrajudicial liens, legal or conventional mortgages, easements, forum or pension, seizure, sequestration, lis pendens, real or personal repossession actions, environmental contingencies, debts and/or liabilities of any nature, as well as fully paid for taxes, charges, expenses, and debts of any nature. The Assignors further declare that there are no fines and/or demands from the competent authorities pending payment or satisfaction, and that all applicable federal, state, and municipal regulations and standards have been complied with to date;
m.
Full Disclosure. The information, representations, and/or warranties provided by the Assignors regarding the Mineral Rights, made available by any means, do not contain any untruth or inaccuracy regarding any material act or fact, nor do they omit the existence of any material act or fact whose knowledge is necessary to ensure that the representations and obligations assumed in this Agreement are not misleading or subject to misinterpretation. There is no act, fact, or situation that affects the transaction that is the subject of this Agreement and that has not been expressly disclosed by the Assignors; and
n.
Protests. The Assignors declare that they are not aware of any protested titles in their name.

4.3. Obligations of the Assignors. Without prejudice to the other obligations specifically set forth in other items of this Agreement and with the purpose of preserving the Mineral Rights until the date on which they can be registered on behalf of the Assignee with the ANM, the Assignors undertake to:

i.
Registrations and licenses: obtain and maintain valid all and any licenses, authorizations, registrations, and permits necessary or required for the preservation, conducting authorized research, maintenance, or expansion of the Mineral Rights;
ii.
Laws and regulations: regarding environmental and safety issues related to the Mineral Rights, (ii.1.) comply with all applicable laws and regulations issued by federal, state, and local authorities; (ii.2.) inform the Assignee of any material adverse event, such as fires, explosions, accidental discharges, etc., affecting the Mineral Rights; and (ii.3.) inform the Assignee of any non-compliance with laws or regulations applicable to the Mineral Rights;
iii.
Fees, fines and contingencies: any and all fines, fees, liabilities or contingencies of any nature directly or indirectly related to the Mineral Rights and pending payment on this date will be the exclusive responsibility of the Assignors, who undertake to hold the Assignee harmless from any fees, fines, expenses, liabilities or contingencies related to the Mineral Rights acquired herein, including those of a labor nature or environmental compensation of any kind, provided they are linked to events that occurred prior to this date; and
iv.
Fraud: the Assignors declare that the execution of this Agreement does not create fraud against creditors, fraud of execution, or presumption of fraud against tax authorities, at the Federal, State, or Municipal levels, as provided for in article 158 of the Civil Code, article 792 of the Civil Procedure Code, and article 185 of the National Tax Code, respectively, and other applicable regulations.

4.4. Clay. The Parties agree that Assignor Bautek is authorized to proceed with the removal and/or development of a total quantity of 1,000,000 tons (one million tons) of refractory clay classified as grades 50, 60, or 70, from the Mineral Rights area, as described in Annexes I. and II., linearly over a period of twenty-five (25) years (40,000 tons/year), in accordance with the terms set forth in this item. The clay to be used by Bautek for the development of its activities may be in the form of “run of mine” ore, remaining after the mining of rare earths or other minerals that may be explored by the Assignee in the area of the Mineral Rights (the “ROM Clay”), or as undeveloped clay, extracted from a polygon in which the existence of rare earths or other minerals that may be explored by the Assignee in the area of the Mineral Rights has not been detected in a concentration appropriate to its interests (the “Clay to be Developed” and, together with the ROM Clay, the “Clay”), as defined by mutual agreement between the Parties.

4.4.1.
General rules. The Assignee shall share with Bautek, provided that such information is available in the material prepared by the Assignee’s technical team, the results of technical research conducted in the area of Mineral Rights, specifically regarding (i.) the concentrations of aluminum oxide (Al2O3), iron oxide (Fe2O3), potassium oxide (K2O), and sodium oxide (Na2O) and (ii.) the percentage of loss on ignition (LOI) of each polygon analyzed, as detailed in Annex 3.4.1 hereto. If, at any time, it is necessary to send Bautek research results and/or information sensitive to the Assignee’s activities, at the latter’s sole discretion and convenience, the Parties shall sign a specific Confidentiality Agreement to protect the information shared by the Assignee with Bautek. The Parties hereby agree that the Assignee is not obligated to conduct any specific research or detailing to meet Bautek’s needs, nor to undertake any efforts to locate Clay in accordance with the technical specifications defined in Annex 3.4.1.. The assessment of the grade and other specific characteristics of the Clay is the sole responsibility of Bautek, which shall carry it out at its own expense. It is understood that the Assignee is exclusively obligated to (a.) share information resulting from technical research conducted in the course of its activities; and (b.) allow Bautek’s technicians to access the region of the Mineral Rights to study the characteristics of the Clay in each specific area. The Parties shall mutually agree on the best polygons for Bautek to extract or mine Clay, as well as the most appropriate periods and procedures for its extraction or development, in accordance with the parameters defined in 3.4.2. and 3.4.3. below. Assignee assumes no responsibility for the quantity, quality, content, or suitability of the Clay for the specific purposes intended by Bautek. Assignee may also, at its sole discretion, designate areas of other mineral rights held by it for Bautek to extract Clay, as may be mutually agreed upon by the Parties.
4.4.2.
ROM Clay. If the polygons defined by the Parties as provided for in 3.4.1. above have a significant concentration of rare earths or other minerals that will be explored by the Assignee in the area of Mineral Rights, according to the Assignee’s sole discretion, the latter will be responsible for mining the ROM Clay, at its own expense, as well as extracting and segregating the rare earths or other minerals, within the periods that will be defined by mutual agreement between the Parties, keeping it in its yards, for removal and transportation by Bautek. The Parties shall define, by mutual agreement, the deadlines and the form of provision of the ROM Clay to Bautek, it being hereby defined that (i.) Bautek shall be solely and exclusively responsible for the removal and transportation of the ROM Clay, at its own expense in accordance with the deadlines defined by mutual agreement between the Parties, with the Assignee being solely responsible for issuing an Invoice, with Bautek as the recipient, with a symbolic value of one cent of a real (BRL 0.01), to cover the transportation of the ROM Clay; (ii.) the Assignee shall mine the ROM Clay in accordance with specific procedures for maximizing the extraction of rare earths or other minerals that may be explored by the Assignee in the area of Mineral Rights, and shall not be obliged to adopt specific procedures suggested by Bautek if this implies additional costs or losses to the extraction of rare earths or other minerals, as the case may be; and (iii.) the Assignee assumes no responsibility for the quality, content or suitability of the ROM Clay for the specific purposes intended by Bautek, and is solely and exclusively obliged to mine it in accordance with the environmental and labor rules in force. In this case, Bautek will be solely and exclusively responsible for any contingencies or liabilities of any nature related to the removal and transportation of the ROM Clay, and will be jointly and severally liable with the other Assignors to hold the Assignee harmless and, further, to compensate it for any losses and damages or lost profits that any problems in the removal and transportation of the ROM Clay may cause to the mining of rare earths or other minerals that may be mined by the Assignee in the area of the Mineral Rights.

4.4.3.
Clay to be Developed. If the polygons defined by the Parties as set forth in 3.4.1. above do not have an adequate concentration of rare earths or other minerals that may be mined by the Assignee in the area of the Mineral Rights, in the Assignee’s sole discretion, Bautek will be solely responsible for mining the Clay to be Developed, at its own expense. The Parties shall define, by mutual agreement, a plan for the mining of the Clay to be Developed, it being hereby defined that (i.) Bautek shall be solely and exclusively responsible for the evaluation of the physical and chemical characteristics, mining, removal and transportation of the Clay to be Developed, at its own expense, in compliance with the deadlines that shall be defined by mutual agreement between the Parties, with the Assignee being solely responsible for issuing an Invoice, to Bautek as the recipient, to support the transportation of the Clay to be Developed; the value of said Invoice shall correspond to the sum of the expenses for royalties and CFEM owed by the Assignee due to the development, by Bautek, of the Clay to be Developed, plus any taxes eventually owed by the Assignee, always with a readjustment of the calculation basis (gross-up), so that, in the end, the net amount of taxes received by the Assignee is sufficient to reimburse it for the costs of royalties and CFEM; (ii.) the Assignee assumes no responsibility for the quality or content of the Clay to be Developed for the specific purposes intended by the Assignors; and (iii.) Bautek, in this case, will be solely and exclusively responsible for any environmental, labor or any other contingencies or liabilities related to the development, removal and transportation of the Clay to be Developed, undertaking, jointly and severally with the other Assignors, to keep the Assignee harmless and, further, to indemnify it for losses and damages or lost profits that any problems in the development, removal and transportation of the Clay to be Developed may cause to the development of rare earths or other minerals that may be explored by the Assignee in the area of the Mineral Rights.
4.4.4.
Validity. The obligation assumed in this item 3.4. will be effective from [...] [insert the execution date of the Option Agreement] and will last for twenty-five (25) years or until the Assignee makes available to Bautek one million tons (1,000,000t) of Clay classified in grades 50, 60 or 70, as detailed in Annex 3.4.1.. It is understood that, if there is no Clay to be made available in the quantity or grades provided for in this item in the area of Mineral Rights, Bautek will not be entitled to any reimbursement or compensation of any kind. The Assignee declares that it is aware that Bautek is currently developing Clay in the area delimited in Annex 6.7.4., and that Bautek will develop a minimum of one hundred and twenty thousand tons (120,000t) of Clay between [...] [insert execution date of the Option Agreement] and 12.31.2028. As of this date, Bautek and the Assignee will mutually agree on whether Clay extraction will continue to be carried out in the area delimited in Annex 3.4.4. or in another location. For clarification purposes, the Clay extraction carried out since [...] [insert execution date of the Option Agreement] by Bautek must be included in the time and quantity limits set out in item 3.4. above.
4.4.5.
Renewal of the obligation. After the termination of the obligation provided for herein, the Parties may, by mutual agreement, discuss its possible renewal, provided that it is by mutual consent, considering market conditions, technical feasibility, and other relevant factors. Without prejudice to such renewal, the Parties hereby agree that, in good faith, they will mutually evaluate a potential commercial partnership for the sale and/or processing of tailings produced by the

Assignee in the exploration of rare earths or other minerals that may be developed by it within the area of the Mineral Rights.

4.5. Cooperation. The Parties undertake to mutually cooperate and provide any assistance that may be reasonably required for the proper development and fulfillment of the obligations set forth in this Agreement, in particular with regard to the assignment of Mineral Rights contemplated therein, it being established that this Agreement was entered into in the best interests of both Parties, in compliance with the bases and parameters practiced in the market on the date of its execution, considering the risks inherent therein. The Parties consent and agree, however, that they are independent contracting parties and, under no circumstances or situations, shall the existence of a corporation, consortium, joint venture, partnership, or association of any kind or nature be presumed between the Assignors and the Assignee. No provision in this Agreement assigns or will assign to the Assignors the status of partners, distributors, and/or commercial representatives of the Assignee, including for purposes of environmental, civil, tax, or labor law. The Parties further acknowledge that each of them and their partners, employees, or contracted parties are not agents or attorneys-in-fact of the other Party and, consequently, will not assume obligations on its behalf, except as provided for in this Agreement or the Option Agreement.

4.6. No relationship. Under no circumstances will any employment relationship or labor or social security obligations be presumed or established under this Agreement between the Assignors and the Assignee’s employees and service providers, or between the Assignee and the Assignors’ employees and service providers. Neither Party will be a guarantor of the other’s labor and social security obligations and charges. Each Party hereby assumes full responsibility for such obligations, including those of a civil, criminal, tax, and social security nature.

4.7. Obligation of the Assignors to indemnify. The Assignors hereby undertake to indemnify, protect, safeguard, and hold the Assignee harmless, and shall also pay on the Assignee’s behalf or reimburse it, as the case may be, for any and all losses incurred by the Assignee as a result of or in connection with the following circumstances: (a.) any default or failure of the Assignors to fulfill or perform any obligation under this Agreement; and/or (b.) any breach, falsehood, or inaccuracy with respect to the representations and warranties provided by the Assignors in this Agreement; and/or (c.) any loss or contingency of any nature related to the Mineral Rights, including, but not limited to, environmental, labor, tax, regulatory, or punitive contingencies, among others, incurred to date, even if created subsequently; and/or (d.) any loss or contingency of any nature related to the exploitation of Clay by the Assignors or third parties, in the area of Mining Law.

4.7.1.
Reimbursement. In the event that the Assignee disburses any funds to pay liabilities or contingencies that, as provided for in this Agreement, are the responsibility of the Assignors, it must send the latter copies of the respective payment receipts, followed by a brief description of their nature and the bank account details for reimbursement, following the procedures set forth in 5.8. The Assignors must arrange for the respective reimbursement within a maximum period of five (5) business days, under penalty of a two percent (2%) fine and 1% monthly interest on the overdue amount, calculated “pro rata dies”, from the maturity date of the reimbursement obligation until the date of actual payment. Without prejudice to the provisions of this item, the Assignee is entitled to deduct the amounts due and not paid by the Assignors in compliance with the provisions of this item 3.7., including fines and interest, provided that they are demonstrably disbursed by the Assignee, from the amount of the Second Installment of the Purchase Price provided for in 2.1. above.

4.8. General representations of the Parties. The Parties hereby represent to each other that:

a.
they are duly organized, incorporated, and existing limited liability companies in accordance with applicable law, and are represented in this Agreement pursuant to their organizational documents;
b.
they are duly authorized and have obtained all corporate or regulatory licenses and authorizations necessary to enter into this Agreement and fulfill its obligations, and have met all legal, statutory, or regulatory requirements;
c.
the execution of this Agreement by the Parties, as well as the assumption and fulfillment of the obligations set forth herein, as the case may be, will not imply (c.1.) any conflict or violation of any provision of the articles of association and/or bylaws of the Parties; (c.2.) any conflict, violation, default, early maturity, or termination of any contract or agreement to which the Parties, as the case may be, are a party; (c.3.) any violation of any applicable law or regulation, or of any decisions or resolutions issued by their decision-making or administrative bodies, which may prevent, delay, or impair the performance of the obligations assumed in this Agreement; or (c.4.) any determinations, decisions, or orders of any governmental authority, including judicial authorities, to whose observance the Parties, as the case may be, are subject; and
d.
have analyzed this Agreement in all its clauses and conditions, assisted by their legal counsel.

5. CONFIDENTIALITY AND SECRECY.

5.1. Confidentiality. The terms and conditions of this Agreement are strictly confidential and may not be revealed or disclosed in whole or in part by the Parties to any other person or company without the prior written consent of the other Party, except (i.) when the information is publicly known; (ii.) for the purpose of disclosing such information to directors, employees, consultants, lawyers or auditors who are directly involved in the performance of the Agreement, who shall assume the obligation of confidentiality set forth herein; each Party shall be responsible for complying with such obligation with respect to the persons indicated herein; and (iii.) when its disclosure is determined by order of any judicial or administrative authority or any other determinations provided for by law, in which case the party disclosing the information shall notify the other party of such determination.

5.1.1.
Validity. The confidentiality obligations set forth in this clause will remain in force for a period of one (1) year, counting from the end of the term of the Agreement.

6. FINAL PROVISIONS.

6.1. Intervention. The Consenting Intervening Parties, Partners of the Assignors, sign this agreement, as partners of the Assignors, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code. [The Consenting Intervening Party REA signs this agreement as guarantor of the obligation to deliver the REA Shares, as set forth in item 2.1. above]. Section to be included if the Assignors have chosen for payment in REA Shares.

6.2. Irrevocability. This Agreement is irrevocable and irreversible, binding on the Parties and their heirs and successors in any capacity.

6.3. Entire agreement. This Agreement creates the entire agreement among the Parties regarding the matters creating its subject matter, superseding any previously executed documents and understandings previously reached among the Parties.

6.4. Amendments. Amendments to this Agreement will only be valid when executed in writing and signed by the legal representatives of all Parties.

6.5. Assignment. The rights and obligations arising from this Agreement may not be assigned or transferred, in whole or in part, by either Party to any third parties.

6.6. Waiver, Novation and Others. The Parties acknowledge that (i.) the failure to exercise, the granting of a time limit, the forbearance, or the delay in exercising any right granted to them by this Agreement or by law will not create a waiver or novation of such rights, nor will it prejudice their eventual exercise at any time; (ii.) the individual or partial exercise of these rights will not prevent the subsequent exercise of the remaining rights or the exercise of any other right; (iii.) the waiver, by either Party, of any of these rights will only be valid if formalized in writing; (iv.) the waiver of a right shall be interpreted restrictively and will not be considered a waiver of any other right granted by this Agreement; (v.) the nullity or invalidity of any of the clauses of this Agreement will not prejudice the validity and effectiveness of the other clauses and the instrument itself, in the latter case, the Parties and/or the Judge must promote, within the limits permitted by law, the replacement of the corrupted clause with another that allows the Parties to achieve the practical result initially intended.

6.7. Costs. The Parties agree that all costs and expenses incurred in hiring agents, attorneys, auditors, advisors, intermediaries, or consultants to carry out the transactions covered by this Agreement will be borne exclusively by the respective contracting party.

6.8. Notices. All notifications, notices or communications relating to this Agreement will be in writing and will be deemed received on the delivery date, if delivered in person, or on the date of actual receipt, if sent by post, or on the date of dispatch, if sent by email. Such notifications, notices and communications will be sent to the addresses indicated below or to any other address that may be communicated by one Party to the other, via written communication:

if for the Assignors:

Terra Goyana Mineradora Ltda.

Rua João de Abreu, No. 192, 14th Floor, Sala 144-A e 145-A, Setor Oeste, Goiânia, State of Goiás, ZIP Code 74120-110.

At.: Luiz Antônio Vessani, e-mail:

Bautek Minerais Industriais Ltda.

Rodovia BR-459, Km 8, Laranjeiras de Caldas, Caldas, State of Minas Gerais, ZIP Code 37780-000.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Edem Empresa de Desenvolvimento em Mineração e Participações Ltda.

Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, Goiânia, State of Goiás, ZIP Code 74672-680.

At.: Luiz Antônio Vessani, e-mail:

if for the Assignee:

Alpha Minerals Brazil Participações Ltda.

Rua Professor José Leite e Oiticica, No. 530, Brooklin, City of São Paulo, State of São Paulo, ZIP Code 04705-080

At.: Bernardo da Veiga, e-mail:

if for the Consenting Intervening Party REA:

Rare Earths Americas Pty Ltd..

Suite 53 Level 2, 11-15, Labouchere Road, South Perth, WA, 6151.

At.: Bernardo da Veiga, e-mail:

if for the Consenting Intervening Parties, Partners of the Assignors:

Santíssima Trindade Participações Ltda.

Rua João de Abreu, No. 192, 14th floor, sala 146-A, Setor Oeste, Goiânia, State of Goiás, ZIP Code 74120-110.

At.: Marcos de Alencastro Curado, e-mail:

Supergran Mineração Ltda.

Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, Barro Alto, State of Goiás, ZIP Code 76390-000.

At.: Marcos de Alencastro Curado Filho, e-mail:

Nortek Participações Ltda.

Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, Belo Horizonte, State of Minas Gerais, ZIP Code 31030-220.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Sintertec Holding, Ltd..

P.O. Box 71, Road Town, Craigmuir Chambers, Tortola, British Virgin Islands.

At.: Reinaldo Tito Teixeira Noronha, e-mail:

Leandro Rocha Scislewski.

José Lincoln Gambier Costa.

Gustavo Alves Guerra.

Luiz Antonio Vessani.

6.8.1.
Amendments. Should any changes occur to the addresses and other contact information listed above, the Parties undertake to promptly notify the other Party. Any change in contact information will take effect, for the purposes of this

Agreement, on the business day following the date on which the recipient parties receive notification to that effect.

6.9. Taxes. All taxes and contributions levied on any acts, facts and/or situations provided for in this Agreement, including those that must be subject to withholding by the paying source, must be borne by the respective taxpayer and/or tax responsible party, as the case may be, in compliance with the law in force in Brazilian territory.

6.10. Personal Data Protection. The Parties, by mutual agreement, comply with the duties and obligations regarding the personal data protection and undertake to process the Personal Data collected under this Agreement, if any, according to the applicable law, including, but not limited to, Law No. 12,965 dated as of 04.23.2014, Decree No. 8,771 dated as of 05.11.2016 (Internet Civil Rights Framework), Law No. 13,709 dated as of 08.14.2018 (“LGPD”), where and as applicable. The Parties must also ensure that their representatives, partners, directors, and employees comply with the provisions of the relevant legal instruments related to data protection, as provided for in the LGPD.

6.10.1.
Each Party shall be individually responsible for complying with its obligations under the LGPD and any regulations subsequently issued by the competent regulatory authority. The Parties are liable to the competent authorities for their own acts and omissions that caused non-compliance with applicable laws and regulations.

6.11. Anti-corruption clause. Compliance. For the performance of this Agreement, neither party may offer, give, or commit to give, to anyone, or accept or commit to accept, from anyone, either on its own behalf or through another party, any payment, donation, compensation, financial or non-financial advantages, or benefits of any kind that create an illegal or corrupt practice under the laws of any country, directly or indirectly related to the purpose of this Agreement, or even in any way unrelated to this Agreement. They must also ensure that their agents and employees act in the same manner.

6.12. Specific Performance. All commitments and obligations assumed by the parties herein are subject to specific performance, pursuant to articles 497 and 815 et seq. of the Civil Procedure Code, with this Agreement serving as an instrument enforceable out of court, according to the article 784, III, also of the Civil Procedure Code.

6.13. Jurisdiction. The jurisdiction of the Capital of the State of São Paulo is hereby chosen, to the exclusion of any other, however special it may be, to resolve any disputes related to this Agreement.

In witness whereof, the Parties hereby sign this Agreement electronically, as permitted by article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code. This Agreement is irrevocable by all signatories, as documentary evidence and an instrument enforceable out of court, for all intents and purposes, representing and formalizing the entire negotiation between the Parties, without any reservations.

São Paulo, [...].

Assignors:

TERRA GOYANA MINERADORA LTDA.
p. Luiz Antônio Vessani and Marcos de Alencastro Curado

BAUTEK MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha and Luiz Antônio Vessani

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.
p. Luiz Antônio Vessani

SINTERTEC MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha

Assignee:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Consenting Intervening Parties:

RARE EARTH AMERICAS LTD.
p. Dominic Paul Allen and Bernardo Sanchez Agapito da Veiga

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA.
p. Marcos de Alencastro Curado

SUPERGRAN MINERAÇÃO LTDA.
p. Marcos de Alencastro Curado Filho and Luiz Antônio Vessani

NORTEK PARTICIPAÇÕES LTDA.
p. Reinaldo Tito Teixeira Noronha

SINTERTEC HOLDING, LTD.
p. Reinaldo Tito Teixeira Noronha

LEANDRO ROCHA SCISLEWSKI

JOSÉ LINCOLN GAMBIER COSTA

GUSTAVO ALVES GUERRA

LUIZ ANTONIO VESSANI

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

***

List of Annexes:

Annex I.: Authorizations and Main Characteristics of the Mineral Rights.

Annex 1.1.3.: Instruments of Assignment of Mineral Rights.

Annex 3.1.: Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants.

Annex 3.4.1. Description of Clay characteristics.

Annex 3.4.4. Current Clay exploration map.

***

Annex 3.2.(ii.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants between the Grantors and the Grantee.

***

PRIVATE INSTRUMENT OF FIDUCIARY SALE OF MINERAL RIGHTS AND OTHER COVENANTS

By this private instrument, the parties identified below (each a “Party”, and collectively referred to as the “Parties”),

on the one hand, as Creditors,

TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th Floor, Sala 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001-25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Terra Goyana”;

BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Bautek”;

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, described above, hereinafter referred to simply as “Edem”; and

SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, Sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sintertec” and, together with Terra Goyana, Bautek and Edem, referred to as “Creditors”;

on the other hand, as Debtor,

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha”, “Debtor” or “Guarantor”, indistinctly;

whereas the Debtor is, as of this date, the sole and legitimate holder and owner (i.) of the rights represented by the exploration authorizations subject to the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 832.149/2022 and 832.150/2022, with areas of 12.10ha and 61.12ha, respectively, for ilmenite ore, located in the Cties of Poços de Caldas (MG) and Águas da Prata (SP); (ii.) mineral rights represented by the development concession that is the subject of the administrative proceeding registered with the ANM under No. 818.865/1971, with an area of 411.10, for the ores bauxite, aluminum and refractory clay, located in the City of Poços de Caldas (MG) [CONFIRM WHETHER THE EXERCISE WAS TOTAL AND, IF YES, INCLUDE THE PROCESS RESULTING FROM THE BAUTEK EXPLORATION APPLICATION]; (iii.) mineral rights represented by the development concession that is the subject of the administrative proceeding registered with the ANM under No. 830.914/2013, with an area of 120ha, for the ores bauxite, aluminum and refractory clay, located in the City of Caldas (MG); and (iv.) the mineral rights represented by the exploration authorization and development application that are the subject of the administrative proceeding registered with the ANM under No. 806.199/1973, covering an area of 40.42ha, for bauxite ore, located in the City of Poços de Caldas, Minas Gerais (hereinafter, the “Mineral Rights”);

whereas, on this date, the Debtor and the Creditors entered into the so-called “Assignment Agreement for Mineral Rights and Other Covenants” (the “Agreement”), through which Terra Goyana, Bautek, Edem, and Sintertec definitively and for consideration assigned and transferred the Mineral Rights to Alpha, upon payment of the Purchase Price defined in item 2.1 of the Agreement (the “Purchase Price”);

whereas, pursuant to item 3.1. of the Agreement, the Debtor has undertaken, as collateral for the timely and complete payment of the Second Installment of the Purchase Price, as provided for in 2.1.(b.) of the Agreement, to fiduciarily sale the Mineral Rights in favor of the Creditors (the “Fiduciary Sale”), which must remain registered with the ANM until full payment of the Purchase Price;

the Parties resolve to enter into, for the purpose of implementing the aforementioned guarantee, this “Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants” (the “Instrument”), which will be governed by the following clauses and conditions.

1. DEFINITIONS.

1.1 Defined terms. All terms and expressions used in this Instrument and in its Annex with their initials written in capital letters will have the same meanings assigned to them in the Agreement, unless otherwise defined in this Instrument.

2. FIDUCIARY SALE.

2.1 Secured obligation. As a guarantee of faithful, full, and timely fulfillment of the obligations assumed under the Agreement, the Debtor, irrevocably and irreversibly, pursuant to article 1,361 and related provisions of the Civil Code and article 66-B of Law No. 4,728 dated as of July 14, 1965, as amended from time to time, fiduciarily assigns, in favor of the Creditors, the fiduciary ownership and indirect possession of all Mineral Rights, in order to guarantee fulfillment of all obligations assumed under the Agreement, in particular, but not limited to, the obligation to pay the Second Installment of the Purchase Price provided for in item 2.1.(b.) of the Agreement.

2.1.1.
Scope. At any time and regardless of any formality, this Fiduciary Sale and the definition of Mineral Rights shall cover all other rights registered with the ANM that result directly or indirectly from Mineral Rights or are linked to the exploration of Ore and/or other minerals or resources, of any nature, within the area of the Mineral Rights.

2.2 Commitment. Until the Secured Obligations, as defined below, are fully paid off, the Debtor hereby undertakes to: (i.) at all times maintain in fiduciary sale, hereunder, all (and no less than all) of the Mineral Rights.

2.3 Validity. The fiduciary guarantee hereby established shall remain in full force and effect until (i) the Secured Obligations are fully complied with; or (ii) it is fully executed and the Creditors have received the proceeds from the foreclosure of the Mineral Rights, definitively and indisputably.

2.4 Communication. The Creditors must, within ten (10) business days from the date any of the events set forth in 2.3. above occurs, send the Debtor a written notice (i.) attesting to the termination of this Instrument; and (ii.) authorizing the Debtor to release the Fiduciary Sale on the Mineral Rights by registering its cancellation with the ANM.

2.5 Main characteristics. The main features of the obligations secured hereunder are described in Annex 2.5 to this Instrument (the “Secured Obligations”).

3. FORMALIZATION AND PERFECTION OF THE FIDUCIARY SALE.

3.1 Registration. The Debtor undertakes to register the fiduciary sale provided for herein with the ANM at any time, in compliance with articles 42 and 43 of Decree No. 9,406, dated as of June 12, 2018, expressly stating the restrictions and prohibitions provided for herein.

3.2 Preservation. The Debtor will comply with any other requirement of any applicable law, now in force or in the future, necessary for the establishment, improvement, preservation, and absolute priority of the Fiduciary Sale herein, providing the respective proof to the Creditors.

4. RIGHTS ASSOCIATED WITH THE SOLD MINERAL RIGHTS.

4.1 Mineral Rights. Until an Event of Default occurs, as defined below, the Debtor may freely exercise the economic rights linked to the Mineral Rights, provided that the provisions of this Instrument, the Agreement or set forth in any document related to the Secured Obligations are observed, in such a way as not to jeopardize the payment and full compliance with the Secured Obligations and the guarantee created herein.

5. ADDITIONAL OBLIGATIONS.

5.1 Obligations. Without prejudice to any other commitments and obligations set forth in this Instrument or in the Agreement, the Debtor hereby undertakes and agrees that:

5.1.1 without the prior written consent of the Creditors, it shall not (i.) sell, assign, transfer, confer, exchange, pledge, or, in any way, encumber or dispose of, or grant any option, guarantee, right, enter into an agreement or commitment relating to the Mineral Rights; or (ii.) create or permit the creation of any lien, security interest, pledge, mandate, purchase agreement, restrictions, agreements, or any encumbrance or burden on the Mineral Rights fiduciarily sold, or related thereto, except only for the encumbrance resulting from this Fiduciary Sale;

5.1.2 shall, at its own expense, defend the ownership, possession, and all rights associated with the Mineral Rights fiduciarily sold against any claims and demands from third parties, and shall inform the Creditors within one (1) business day of any litigation or proceeding related to the Mineral Rights fiduciarily sold;

5.1.3 when requested by the Creditors, it shall, at its own expense, perform all acts and sign any additional documents that may be reasonably required from time to time to enable the Creditors (i.) to protect the rights created hereunder; and (ii.) to exercise any rights that may be granted to it hereunder;

5.1.4 it shall comply with the laws, rules, and regulations applicable to Mineral Rights and adopt all necessary measures to ensure that the Creditors maintain their fiduciary ownership and absolute preference with respect to the Mineral Rights;

5.1.5 shall, immediately upon request by the Creditors in this regard, provide all information and evidence that the Creditors may request, at any time, regarding the Mineral Rights fiduciarily sold;

5.1.6 may not, except with the prior and express authorization of the Creditors, enter into any agreement that could restrict the rights granted to the Creditors in this Instrument, or affect the Creditors’ ability to sell or otherwise dispose of the Mineral Rights transferred after the occurrence of an Event of Default; and

5.1.7 must, after the occurrence of an Event of Default, comply with all instructions received in writing from the Creditors regarding the Mining Rights fiduciarily sold.

6. EVENT OF DEFAULT.

6.1 Event of Default . The Creditors may automatically and early consider the Secured Obligations payable in the event of any of the events regulated by law, or in the event of non-compliance by the Debtor with any obligations set forth in the Agreement or this Instrument (in either case, an “Event of Default”).

6.2 Consolidation of ownership. Subject to the provisions of this Instrument, in the event of an Event of Default, the Creditors, regardless of any formality, shall retain direct possession and full ownership of the Mineral Rights fiduciarily sold and may, without prejudice to their other rights provided for herein, avail themselves of applicable legal and contractual measures to satisfy their credit, as set forth in item 7 below.

7. FORECLOSURE OF WARRANTY.

7.1 Foreclosure. Subject to the provisions of article 1,365 of the Civil Code, in the event of an Event of Default, full ownership of the Mineral Rights fiduciarily sold shall be consolidated in favor of the Creditors, and the Creditors may, regardless of any judicial or extrajudicial notice or notification, at their sole discretion, without prejudice to the other rights provided for herein, in the Agreement and in law, especially those provided for in article 66-B, paragraphs 3 and 4, of Law No. 4,728, dated as of July 14, 1965, dispose of, sell or cause to be sold or otherwise foreclose or dispose of the Mineral Rights, publicly or privately, in whole or in part, regardless of auction, public auction or any other judicial or extrajudicial measure, and the Creditors shall also have the right to collect, demand and receive the proceeds of such sale, disposal or execution, using it to amortize or, if possible, settle any due and unpaid Secured Obligations and any and all expenses, costs, or taxes levied on the sale, disposal, foreclosure, or transfer of the Mineral Rights or on the payment to the Creditors of the Secured Obligations, ultimately delivering any remaining balance to the Debtor.

7.2 Use of funds. The funds collected in accordance with the foreclosure procedures set forth in this item 7., including those owed for economic rights due from the exploitation of the Mineral Rights between the date of the Event of Default and the date of receipt of the funds related to the foreclosure of the sold Mineral Rights, as they are received, shall be immediately allocated to the Creditors. If the funds collected pursuant to the enforcement procedures provided herein are not sufficient to fully discharge the Secured Obligations, the Debtor will remain liable for the unpaid amount of the Secured Obligations.

7.3 Expenses. The amount of the Secured Obligations shall include the necessary expenses incurred by the Creditors, including taxes, charges, fees, commissions, attorney’s fees, and court costs or expenses, for the purpose of enforcing the security created by this Instrument.

7.4 Independence. The enforcement of the Mineral Rights as provided herein shall be carried out independently and in addition to any other enforcement of real or personal security granted to the Creditors with respect to the Secured Obligations.

8. REPRESENTATIONS AND WARRANTIES.

8.1 Representations of the Debtor. The Debtor represents and warrants to the Creditors, as of this date:

8.1.1 it is a duly incorporated and validly existing company under Brazilian law, with full power, capacity, and authorization to enter into this Instrument and assume and fulfill the obligations set forth herein. The legal representatives of the Debtor who sign this Instrument are fully capable of and possess all the necessary corporate powers and authorizations to enter into and fulfill its provisions;

8.1.2 this Instrument is valid and enforceable in accordance with its terms and, upon (i.) fulfillment of the obligations set forth in Clause 2., and (ii.) the registrations and endorsements set forth in Clause 3., it will become fully effective;

8.1.3 the execution of this Instrument and the fulfillment of the obligations set forth herein do not (a.) violate (a.1.) its articles of association; or (a.2.) any law, regulation, or court, administrative, or arbitration decision that binds or is applicable to it and its assets; nor (b.) create or will create a default, nor imply or will imply an early maturity of any contract, instrument, agreement, loan, or relevant document to which it is a party;

8.1.4 all approvals, consents, authorizations, and measures of any nature necessary or mandatory for the due execution, validity, and fulfillment of this Instrument and for the creation and maintenance of the Fiduciary Sale on the Mineral Rights have been obtained and are in full force and effect;

8.1.5 the Debtor is the legitimate and sole holder and owner of the Mineral Rights fiduciarily sold, which are free and clear of any liens, guarantees, pledges, attachments, other fiduciary sales, options, preemptive rights, purchase commitments, restrictions, charges, debts, or any other conventional or legal encumbrances;

8.1.6 the Fiduciary Sale will create in favor of the Creditors a duly created, legal, valid, effective, and enforceable lien on the Mineral Rights fiduciarily sold and on any funds or rights related thereto; and

8.1.7 there is no claim, demand, lawsuit, inquiry, administrative proceeding, or proceeding pending before any arbitrator, court, or any other authority regarding the Mineral Rights or the Debtor that could affect the Fiduciary Sale herein or any of the provisions of this Instrument.

8.2 Validity. The representations and warranties provided above by the Debtor shall remain valid and shall subsist until the Secured Obligations are paid in full, and the Debtor shall be obligated to indemnify the Creditors and hold them harmless from any liability for any loss, direct damages, costs, and expenses of any kind, including attorney’s fees, provided they are duly proven and documented in writing, that may be incurred by the Creditors in connection with any falsehood, inaccuracy, incompleteness, or incorrectness regarding any representation or warranty provided by the Debtor in this Instrument.

9. VALIDITY.

9.1 Validity. This Instrument shall come into effect on the date of its execution and shall remain in effect until the Secured Obligations are fully fulfilled, as duly certified by the Creditors.

9.2 Release. Upon fulfillment, payment, and full discharge of the Secured Obligations, the Creditors will release the Fiduciary Sale established by this Instrument on the Mineral Rights, by means of a written release. The Debtor will be solely responsible for all costs and arrangements that may be necessary to cancel the Fiduciary Sale on the Mineral Rights, including, without limitation, any registrations or endorsements required by applicable law.

10. MISCELLANEOUS.

10.1 Notices. All notices and warnings related to this Instrument shall be made in writing by registered mail to the addresses indicated in the preamble of this Instrument or any other address the Parties may communicate during the term hereof, or by email, with proof of receipt, sent to the email addresses indicated.

10.2 Interpretation. The chapter and clause titles inserted herein are for convenience only and shall not affect the interpretation of the chapters and clauses to which they refer to. In this Instrument: (i.) any reference to a document, including the Instrument itself, shall be deemed a reference to all documents that subsequently amend or replace it; (ii.) the terms “include”, “includes”, and “including” are not restrictive; (iii.) references to any natural person or legal entity shall include their successors and heirs; (iv.) references to “days” shall be construed as references to calendar days.

10.3 Amendments. Amendments to this Instrument will only be valid when executed in writing and signed by the legal representatives of all Parties.

10.4 Waiver, Novation and others. The Parties and Consenting Intervening Parties represent and acknowledge that, except as expressly provided otherwise in this Instrument: (i.) the failure to exercise, the granting of a time limit, the forbearance, or the delay in exercising any right granted to them by this Instrument or by law will not create a waiver or novation of such rights, nor will it prejudice their eventual exercise; (ii.) the individual or partial exercise of these rights will not prevent the subsequent exercise of the remaining rights or the exercise of any other right; (iii.) the waiver of any of these rights will only be valid if formalized in writing; (iv.) the waiver of a right shall be interpreted restrictively and will not be considered a waiver of any other right granted by this Instrument or by law.

10.5 Invalidity and others. If any provision of this Instrument is deemed illegal, invalid, or ineffective, all remaining provisions not affected by such ruling shall prevail, and the Debtor shall be obliged to comply with all unaffected provisions and, pursuant to this instrument, to make payments for amounts not subject to dispute, depositing the disputed amounts in court. The Debtor further undertakes to negotiate in good faith and replace the affected provisions with others that, to the extent possible, (i.) reflect its original intent, the logic, and the economic content envisaged for each part of the transaction, and (ii.) are valid and binding. The content of the provision of this clause shall not affect or prevent the foreclosure and/or enforcement, at any time, of the Fiduciary Sale or other Guarantees granted under the Agreement.

10.6 Instrument enforceable. All commitments and obligations assumed in this Instrument by the Parties are subject to specific performance, according to the articles 497 and 815 et seq. of the Civil Procedure Code, with this Agreement serving as an instrument enforceable out of court, according to the article 784, III, of the Civil Procedure Code.

10.7 Costs. Any and all costs incurred due to the registration of this Instrument, as well as any amendments, in the competent registries, will be the sole responsibility of the Debtor.

10.8 Independence. By virtue of article 23 of Law No. 9,514 dated as of 11.20.1997, and article 1,361, §1, of the Civil Code, this Instrument creates an autonomous instrument, which may be registered separately, regardless of any other instruments related to the Assigned Economic Rights.

10.9 Governing Law. This Instrument shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

10.10 Jurisdiction. The jurisdiction of the Capital of the State of São Paulo is hereby chosen to resolve any doubts or controversies arising from this Agreement, to the waiver of any other, however privileged it may be.

10.11 Signatures. The Parties agree that this Agreement will be executed electronically by the Parties, but not through electronic certificates issued by the Brazilian Public Key Infrastructure, as permitted in article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code, stating that any form of electronic record will be sufficient for its truthfulness, authenticity, integrity, validity, and effectiveness, as well as for the respective binding of the Parties to its terms. The Parties also agree that the electronic signature of this Agreement does not prevent or impair its enforceability, and shall be considered, for all legal purposes, an instrument enforceable out of court, as provided in 10.6. above.

In witness whereof, the Parties sign this instrument electronically, through the DocuSign platform, www.docusign.com.br, in the presence of the witnesses indicated below.

São Paulo, [...].

Creditors:

TERRA GOYANA MINERADORA LTDA.
p. Luiz Antônio Vessani and Marcos de Alencastro Curado

BAUTEK MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha and Luiz Antônio Vessani

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.
p. Luiz Antônio Vessani

SINTERTEC MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha

Debtor:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

Annex 2.5.

to the Private Instrument of Fiduciary Sale of Mineral Rights and Other Covenants

Characteristics of the Secured Obligations

1.
Value of Secured Obligations: the full Second Installment of the Purchase Price, as set forth in 2.1.(b.) of the Agreement, in the amount of two million, one hundred and twenty thousand US dollars (US$ 2,120,000.000), calculated based on the US$ (United States dollar) purchase price, as published by the Central Bank of Brazil on the business day immediately prior to the date of the respective payment. [INSERT WHETHER THE SECURED OBLIGATION WILL BE PAID IN CURRENCY OR REA SHARES, AS DEFINED IN THE AGREEMENT AND IN COMPLIANCE WITH THE OPTION CHOSEN BY THE CREDITORS].
2.
Payment: the Second Installment of the Purchase Price must be paid by the Debtor to the Creditors in the manner provided for in the Agreement, i.e., within a maximum period of twelve (12) months, counted from the payment date of the First Installment of the Purchase Price.
3.
Default: payment of the Second Installment of the Purchase Price after the maturity date will put the Debtor in default, regardless of any notice, summons, or extrajudicial notice, subjecting it to (i.) a late payment penalty of two percent (2%) on the outstanding debt; and (ii.) interest of one percent (1%) per month or fraction thereof, calculated on the overdue amounts, regardless of the possibility of the Creditors adopting applicable legal measures.
4.
Obligations of the Debtor: the obligations of the Debtor, in addition to the other obligations assumed under the Agreement, are: (i.) to adequately and regularly comply with all requirements set forth in current law and regulations arising from the exploration authorization, development concession, licensing, and permit for prospecting, especially those set forth in article 34 of the Regulation; (ii.) to faithfully comply with all requirements and/or notices issued by authorities regarding the Mineral Rights, undertaking to collect costs and pay expenses of any kind necessary for the preservation, maintenance, or exploitation of the Mineral Rights; (iii.) to refrain from conducting exploration or mineral extraction work in violation of the title obtained under the Mineral Rights, as well as from committing any administrative infractions, including, but not limited to, those set forth in articles 55 to 69 of the Regulation; and (iv) not take any action, in court or out of court, that could result in the loss, extinction, or exhaustion, in whole or in part, of the Mineral Rights.
5.
Guarantees: to ensure payment of any and all monetary obligations under the Agreement, a Fiduciary Sale has been established.

***

The other characteristics of the Mineral Rights and the Purchase Price are described in the Agreement, the clauses, terms, and conditions of which the Fiduciary Sale expressly acknowledges and agrees with. All terms and expressions used in this Annex and in its Annex with their initials written in capital letters will have the same meanings assigned to them in the Agreement, unless otherwise defined herein.

Annex 3.2.1.(i.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Instrument of Assignment of Mineral Rights between the Grantor Terra Goyana and the Grantee.

***

INSTRUMENT OF ASSIGNMENT OF MINERAL RIGHTS

Assignor: TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th floor, sala 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001- 25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Terra Goyana” or “Assignor”, indistinctly;

Assignee: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, Sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: ; and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Assignee”, indistinctly;

Consenting Intervening Parties: EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, described above, hereinafter referred to simply as “Edem”; and SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th floor, sala 146-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 07.576.372/0001-00, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado, described above, hereinafter referred to simply as “Santíssima Trindade” and, together with Edem, the Consenting Intervening Parties;

whereas, on this date, the Assignor and the Assignee entered into the Assignment Agreement for Mineral Rights and Other Covenants (the “Agreement”), through which the Assignor assigned and transferred to the Assignee the mineral rights represented by the exploration authorizations subject to the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 832.149/2022 and 832.150/2022 (the “Mineral Rights”);

By this private instrument and in accordance with the law, the Assignor and the Assignee, as identified above, resolve to enter into this Instrument of Assignment of Mineral Rights (“Assignment Instrument”), which will be governed by the clauses and conditions specified below:

Purpose. The assignment of the Mineral Rights, free and clear of any liens, encumbrances, or restrictions, shall belong exclusively to the Assignee, including all rights and obligations, whether patrimonial or otherwise, inherent thereto, together with any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law.

1. As previously and duly agreed upon by the Parties in the Agreement, in consideration for the payment of the Purchase Price defined and agreed upon therein, the Assignor irrevocably assigned the Mineral Rights to the Assignee.

2. The Assignee undertakes, effective this date, to pay any fees or expenses related to the Mineral Rights.

3. The Assignee, at its sole discretion and expense, will register this Assignment Instrument with the ANM, notary offices, or any other applicable agency. The Assignor undertakes to collaborate in any and all acts that may be necessary for the implementation of the registration referred to in this item, at the Assignee’s discretion, in order to enable the improvement of the assignment of Mineral Rights, such as signing documents and/or petitions, making statements, appearing before the court, tribunal or any judicial authority, through its legal representatives, always aiming at the effective registration of this Assignment Instrument with the National Mining Agency and the transfer of the Mineral Rights to the Assignee.

4. The Assignor reiterates, by signing this Assignment Instrument, the truthfulness, validity and effectiveness of all statements and documents made available to the Assignee and, with regard to its economic, financial and equity situation, declares that the assignment of the Mineral Rights to the Assignee does not create a case of fraud against creditors, fraud of execution or presumption of fraud against tax authorities, at the Federal, State or Municipal levels, as provided for in article 158 of the Civil Code, in article 792 of the Civil Procedure Code and in article 185 of the National Tax Code, respectively, and other applicable rules.

5. The Consenting Intervening Parties sign this Assignment Instrument, as partners of the Assignor, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code.

6. This Assignment Instrument does not change, replace, or cancel any other understandings or provisions of the Agreement. Capitalized terms and expressions that do not have a definition in this Assignment Instrument will have the definition established in the Agreement.

7. This Assignment Instrument will be construed and governed by the laws of the Federative Republic of Brazil in force. All disputes, controversies, and/or issues arising from or related to this Assignment Instrument shall be finally resolved in the courts of the Capital of the State of São Paulo, chosen by mutual agreement of the Parties.

In witness whereof, the Parties hereby sign this Agreement electronically, as permitted by article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code. This Agreement is irrevocable by all signatories, as documentary evidence and an instrument enforceable out of court, for all intents and purposes, representing and formalizing the entire negotiation between the Parties, without any reservations.

São Paulo, [...].

Assignor:

TERRA GOYANA MINERADORA LTDA.
p. Luiz Antônio Vessani and Marcos de Alencastro Curado

Assignee:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Consenting Intervening Parties:

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.
p. Luiz Antônio Vessani

SANTÍSSIMA TRINDADE PARTICIPAÇÕES LTDA.
p. Marcos de Alencastro Curado

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

***

Annex 3.2.1.(ii.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Instrument of Assignment of Mineral Rights between the Grantor Bautek and the Grantee.

***

INSTRUMENT OF ASSIGNMENT OF MINERAL RIGHTS

Assignor: BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Bautek” or “Assignor”, indistinctly;

Assignee: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Assignee”, indistinctly;

Consenting Intervening Parties: SUPERGRAN MINERAÇÃO LTDA., limited liability company with head office in the City of Barro Alto, State of Goiás, at Estrada Pedra de Fogo, km 15, Pátio 5, Zona Rural, ZIP Code 76390-000, enrolled with CNPJ under No. 09.355.939/0001-43, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Marcos de Alencastro Curado Filho, Brazilian citizen, married under full separation of property regime, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at ; and Luiz Antônio Vessani, described above, hereinafter referred to simply as “Supergran”; NORTEK PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Belo Horizonte, State of Minas Gerais, at Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, ZIP Code 31030-220, enrolled with CNPJ under No. 11.249.439/0001-79, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Nortek” and, together with Supergran, the Consenting Intervening Parties;

whereas, on this date, the Assignor and the Assignee entered into the Assignment Agreement for Mineral Rights and Other Covenants (the “Agreement”), through which the Assignor assigned and transferred to the Assignee the mineral rights represented by the development concession and the exploration authorization subject to the administrative proceedings registered with the National Mining Agency (the “ANM”) under Nos. 818.865/1971 and 832.221/2021 (the “Mineral Rights”);

[Evaluate the inclusion of the exploration application subject to the process registered with the ANM under No. 832.221/2021, with an area of 115.63ha, for refractory clay ore, located in the Cities of Andradas (MG) and Caldas (MG)].

By this private instrument and in accordance with the law, the Assignor and the Assignee, as identified above, resolve to enter into this Instrument of Assignment of Mineral Rights (“Assignment Instrument”), which will be governed by the clauses and conditions specified below:

Purpose. The assignment of the Mineral Rights, free and clear of any liens, encumbrances, or restrictions, shall belong exclusively to the Assignee, including all rights and obligations, whether patrimonial or otherwise, inherent thereto, together with any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law.

8. As previously and duly agreed upon by the Parties in the Agreement, in consideration for the payment of the Purchase Price defined and agreed upon therein, the Assignor irrevocably assigned the Mineral Rights to the Assignee.

9. The Assignee undertakes, effective this date, to pay any fees or expenses related to the Mineral Rights.

10. The Assignee, at its sole discretion and expense, will register this Assignment Instrument with the ANM, notary offices, or any other applicable agency. The Assignor undertakes to collaborate in any and all acts that may be necessary for the implementation of the registration referred to in this item, at the Assignee’s discretion, in order to enable the improvement of the assignment of Mineral Rights, such as signing documents and/or petitions, making statements, appearing before the court, tribunal or any judicial authority, through its legal representatives, always aiming at the effective registration of this Assignment Instrument with the National Mining Agency and the transfer of the Mineral Rights to the Assignee.

11. The Assignor reiterates, by signing this Assignment Instrument, the truthfulness, validity and effectiveness of all statements and documents made available to the Assignee and, with regard to its economic, financial and equity situation, declares that the assignment of the Mineral Rights to the Assignee does not create a case of fraud against creditors, fraud of execution or presumption of fraud against tax authorities, at the Federal, State or Municipal levels, as provided for in article 158 of the Civil Code, in article 792 of the Civil Procedure Code and in article 185 of the National Tax Code, respectively, and other applicable rules.

12. The Consenting Intervening Parties sign this Assignment Instrument, as partners of the Assignor, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code.

13. This Assignment Instrument does not change, replace, or cancel any other understandings or provisions of the Agreement. Capitalized terms and expressions that do not have a definition in this Assignment Instrument will have the definition established in the Agreement.

14. This Assignment Instrument will be construed and governed by the laws of the Federative Republic of Brazil in force. All disputes, controversies, and/or issues arising from or related to this Assignment Instrument shall be finally resolved in the courts of the Capital of the State of São Paulo, chosen by mutual agreement of the Parties.

In witness whereof, the Parties hereby sign this Agreement electronically, as permitted by article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code. This Agreement is irrevocable by all signatories, as documentary evidence and an instrument enforceable out of court, for all intents and purposes, representing and formalizing the entire negotiation between the Parties, without any reservations.

São Paulo, [...].

Assignor:

BAUTEK MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha and Luiz Antônio Vessani

Assignee:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Consenting Intervening Parties:

SUPERGRAN MINERAÇÃO LTDA.
p. Marcos de Alencastro Curado Filho and Luiz Antônio Vessani

NORTEK PARTICIPAÇÕES LTDA.
p. Reinaldo Tito Teixeira Noronha

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

***

Annex 3.2.1.(iii.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Instrument of Assignment of Mineral Rights between the Grantor Edem and the Grantee.

***

INSTRUMENT OF ASSIGNMENT OF MINERAL RIGHTS

Assignor: EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, Brazilian citizen, divorced, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Edem” or “Assignor”, indistinctly;

Assignee: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in Armação dos Búzios, e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Assignee”, indistinctly;

Consenting Intervening Parties: LEANDRO ROCHA SCISLEWSKI, Brazilian citizen, married under partial community of property regime, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Leandro”; JOSÉ LINCOLN GAMBIER COSTA, Brazilian citizen, married under community property regime, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “José Lincoln”; GUSTAVO ALVES GUERRA, Brazilian citizen, single, geologist, holder of Identity Card No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Gustavo”; and LUIZ ANTONIO VESSANI, described above, hereinafter referred to simply as “Luiz Antonio” and, together with Leandro, José Lincoln and Gustavo, the “Consenting Intervening Parties”;

whereas, on this date, the Assignor and the Assignee entered into the Assignment Agreement for Mineral Rights and Other Covenants (the “Agreement”), through which the Assignor assigned and transferred to the Assignee the mineral rights represented by the development concession subject to the administrative proceeding registered with the National Mining Agency (the “ANM”) under No. 830.914/2013 (the “Mineral Rights”);

By this private instrument and in accordance with the law, the Assignor and the Assignee, as identified above, resolve to enter into this Instrument of Assignment of Mineral Rights (“Assignment Instrument”), which will be governed by the clauses and conditions specified below:

Purpose. The assignment of the Mineral Rights, free and clear of any liens, encumbrances, or restrictions, shall belong exclusively to the Assignee, including all rights and obligations, whether patrimonial or otherwise, inherent thereto, together with any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law.

15. As previously and duly agreed upon by the Parties in the Agreement, in consideration for the payment of the Purchase Price defined and agreed upon therein, the Assignor irrevocably assigned the Mineral Rights to the Assignee.

16. The Assignee undertakes, effective this date, to pay any fees or expenses related to the Mineral Rights.

17. The Assignee, at its sole discretion and expense, will register this Assignment Instrument with the ANM, notary offices, or any other applicable agency. The Assignor undertakes to collaborate in any and all acts that may be necessary for the implementation of the registration referred to in this item, at the Assignee’s discretion, in order to enable the improvement of the assignment of Mineral Rights, such as signing documents and/or petitions, making statements, appearing before the court, tribunal or any judicial authority, through its legal representatives, always aiming at the effective registration of this Assignment Instrument with the National Mining Agency and the transfer of the Mineral Rights to the Assignee.

18. The Assignor reiterates, by signing this Assignment Instrument, the truthfulness, validity and effectiveness of all statements and documents made available to the Assignee and, with regard to its economic, financial and equity situation, declares that the assignment of the Mineral Rights to the Assignee does not create a case of fraud against creditors, fraud of execution or presumption of fraud against tax authorities, at the Federal, State or Municipal levels, as provided for in article 158 of the Civil Code, in article 792 of the Civil Procedure Code and in article 185 of the National Tax Code, respectively, and other applicable rules.

19. The Consenting Intervening Parties sign this Assignment Instrument, as partners of the Assignor, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code.

20. This Assignment Instrument does not change, replace, or cancel any other understandings or provisions of the Agreement. Capitalized terms and expressions that do not have a definition in this Assignment Instrument will have the definition established in the Agreement.

21. This Assignment Instrument will be construed and governed by the laws of the Federative Republic of Brazil in force. All disputes, controversies, and/or issues arising from or related to this Assignment Instrument shall be finally resolved in the courts of the Capital of the State of São Paulo, chosen by mutual agreement of the Parties.

In witness whereof, the Parties hereby sign this Agreement electronically, as permitted by article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code. This Agreement is irrevocable by all signatories, as documentary evidence and an instrument enforceable out of court, for all intents and purposes, representing and formalizing the entire negotiation between the Parties, without any reservations.

São Paulo, [...].

Assignor:

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.
p. Luiz Antônio Vessani

Assignee:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga

Consenting Intervening Parties:

LEANDRO ROCHA SCISLEWSKI

JOSÉ LINCOLN GAMBIER COSTA

GUSTAVO ALVES GUERRA

LUIZ ANTONIO VESSANI

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

***

Annex 3.2.1.(iv.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Instrument of Assignment of Mineral Rights between the Grantor Sintertec and the Grantee.

***

INSTRUMENT OF ASSIGNMENT OF MINERAL RIGHTS

Assignor: SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, Sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , hereinafter referred to simply as “Sintertec” or “Assignor”, indistinctly;

Assignee: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in Armação dos Búzios, e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: , hereinafter referred to as “Alpha” or “Assignee”, indistinctly;

Consenting Intervening Parties: NORTEK PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Belo Horizonte, State of Minas Gerais, at Rua Genoveva de Souza, No. 871, sala E, Sagrada Família District, ZIP Code 31030-220, enrolled with CNPJ under No. 11.249.439/0001-79, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Nortek”; and SINTERTEC HOLDING, LTD., a company regularly organized and existing under the Laws of the British Virgin Islands, with head office in the City of Road Town, Craigmuir Chambers, Tortola, British Virgin Islands, P.O. Box 71, enrolled with CNPJ under No. 13.872.642/0001-22, e-mail: , herein represented by its legal representative, Mr. Reinaldo Tito Teixeira Noronha, described above, hereinafter referred to simply as “Sintertec Holding” and, together with Nortek, the Consenting Intervening Parties;

whereas, on this date, the Assignor and the Assignee entered into the Assignment Agreement for Mineral Rights and Other Covenants (the “Agreement”), through which the Assignor assigned and transferred to the Assignee the mineral rights represented by the exploration authorization and development application subject to the administrative proceeding registered with the National Mining Agency (the “ANM”) under No. 806.199/1973 (the “Mineral Rights”);

By this private instrument and in accordance with the law, the Assignor and the Assignee, as identified above, resolve to enter into this Instrument of Assignment of Mineral Rights (“Assignment Instrument”), which will be governed by the clauses and conditions specified below:

Purpose. The assignment of the Mineral Rights, free and clear of any liens, encumbrances, or restrictions, shall belong exclusively to the Assignee, including all rights and obligations, whether patrimonial or otherwise, inherent thereto, together with any and all rights, guarantees, privileges, preferences, prerogatives, and actions guaranteed by law.

22. As previously and duly agreed upon by the Parties in the Agreement, in consideration for the payment of the Purchase Price defined and agreed upon therein, the Assignor irrevocably assigned the Mineral Rights to the Assignee.

23. The Assignee undertakes, effective this date, to pay any fees or expenses related to the Mineral Rights.

24. The Assignee, at its sole discretion and expense, will register this Assignment Instrument with the ANM, notary offices, or any other applicable agency. The Assignor undertakes to collaborate in any and all acts that may be necessary for the implementation of the registration referred to in this item, at the Assignee’s discretion, in order to enable the improvement of the assignment of Mineral Rights, such as signing documents and/or petitions, making statements, appearing before the court, tribunal or any judicial authority, through its legal representatives, always aiming at the effective registration of this Assignment Instrument with the National Mining Agency and the transfer of the Mineral Rights to the Assignee.

25. The Assignor reiterates, by signing this Assignment Instrument, the truthfulness, validity and effectiveness of all statements and documents made available to the Assignee and, with regard to its economic, financial and equity situation, declares that the assignment of the Mineral Rights to the Assignee does not create a case of fraud against creditors, fraud of execution or presumption of fraud against tax authorities, at the Federal, State or Municipal levels, as provided for in article 158 of the Civil Code, in article 792 of the Civil Procedure Code and in article 185 of the National Tax Code, respectively, and other applicable rules.

26. The Consenting Intervening Parties sign this Assignment Instrument, as partners of the Assignor, expressly authorizing the performance of the legal transaction embodied herein, in accordance with articles 107, 219, and 220, all of the current Civil Code.

27. This Assignment Instrument does not change, replace, or cancel any other understandings or provisions of the Agreement. Capitalized terms and expressions that do not have a definition in this Assignment Instrument will have the definition established in the Agreement.

28. This Assignment Instrument will be construed and governed by the laws of the Federative Republic of Brazil in force. All disputes, controversies, and/or issues arising from or related to this Assignment Instrument shall be finally resolved in the courts of the Capital of the State of São Paulo, chosen by mutual agreement of the Parties.

In witness whereof, the Parties hereby sign this Agreement electronically, as permitted by article 10, §2 of Provisional Measure No. 2,220-2, and article 784, §4, of the Civil Procedure Code. This Agreement is irrevocable by all signatories, as documentary evidence and an instrument enforceable out of court, for all intents and purposes, representing and formalizing the entire negotiation between the Parties, without any reservations.

São Paulo, [...].

Assignor:

SINTERTEC MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha

Assignee:

ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA.
p. João Paulo Agapito da Veiga and Renato Aureo de Paula Gonzaga

Consenting Intervening Parties:

NORTEK PARTICIPAÇÕES LTDA.
p. Reinaldo Tito Teixeira Noronha

SINTERTEC HOLDING, LTD.
p. Reinaldo Tito Teixeira Noronha

Witnesses:

1.	2.
Name:	Name:
CPF:	CPF:

***

Annex 3.3.3.(i.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Power of Attorney for the transfer of Mineral Rights granted by Terra Goyana

***

POWER OF ATTORNEY

GRANTOR: TERRA GOYANA MINERADORA LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua João de Abreu, No. 192, 14th floor, sala 144-A e 145-A, Setor Oeste, ZIP Code 74120-110, enrolled with CNPJ under No. 01.445.576/0001-25, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of the Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Marcos de Alencastro Curado, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: (the “Grantor” or “Terra Goyana”, indistinctly);

GRANTEE: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, Sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Messrs. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in Armação dos Búzios, e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: (the “Grantee” or “Alpha”, indistinctly).

POWERS: By this instrument, the Grantor appoints the Grantee as its attorney-in-fact, in the “in its own name” modality, irrevocably and irreversibly, in accordance with the terms set forth in the Call Option Agreement for Mineral Rights and Other Covenants entered into on this date between, on the one hand, the Grantor, Bautek Minerais Industriais Ltda., Edem Empresa de Desenvolvimento em Mineração e Participações Ltda. and Sintertec Minerais Industriais Ltda., and, on the other hand, the Grantee (the “Option”), in accordance with the rules of articles 683, 684, 685 and 686 of the Civil Code, with powers to perform any and all acts necessary to formalize the call option for the Mineral Rights, as described and characterized in Annex I. to the Option, and may also (i.) sign individually, in the name and on behalf of the Grantor, any assignment instrument of all the Mineral Rights to the Grantee, including the Assignment Agreement for Mineral Rights and Other Covenants that form part of the Option as its Annex 3.2.(i.) and the Mineral Rights Assignment Instrument that forms part of the Option as its Annex 3.2.1.(i.); and (ii.) perform any and all acts necessary for the endorsement and/or registration of the Assignment Agreement for Mineral Rights and Other Covenants or the Mineral Rights Assignment Instrument referred to in (i.) before the National Mining

Agency (“ANM”), notary offices or any other public or private body, being able to proceed in the name and instead of the Grantor to the adoption of any and all actions necessary for the registration of the assignment of the Mineral Rights described and characterized in Annex I. to the Option. (iii.) The Grantee also has, under this Power of Attorney, the power to perform any acts necessary for the faithful and regular performance of this instrument.

OTHER CHARACTERISTICS OF THE POWER OF ATTORNEY: (1.) This power of attorney is irrevocable and irreversible, remaining in effect throughout the term of the Option, in accordance with articles 683, 684, 685, and 686, head provision and Sole paragraph. This Power of Attorney was granted “in its own name” to the Grantee as a condition for the execution of the Call Option. (2.) Capitalized terms used in this instrument that have not been defined herein shall have the same meaning as such terms in the Option. (3.) The powers granted herein are in addition to the powers granted by the Grantor to the Grantee under the Option or any other documents and do not nullify or revoke such powers. (4.) The Grantor hereby agrees to ratify any act that the Grantee has performed within the scope of the powers granted by this Power of Attorney, when and if requested by the Grantee. (5.) This power of attorney shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [...].

TERRA GOYANA MINERADORA LTDA.
p. Luiz Antônio Vessani and Marcos de Alencastro Curado

***

Annex 3.3.3.(ii.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Power of Attorney for the transfer of Mineral Rights granted by Bautek

***

POWER OF ATTORNEY

GRANTOR: BAUTEK MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Caldas, State of Minas Gerais, at Rodovia BR-459, Km 8, Laranjeiras de Caldas, ZIP Code 37780-000, enrolled with CNPJ under No. 21.229.511/0001-50, e-mail: , herein represented in compliance with its Articles of Association by its Directors, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: , and Luiz Antônio Vessani, Brazilian citizen, divorced, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: (the “Grantor” or “Bautek”, indistinctly); and

GRANTEE: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: (the “Grantee” or “Alpha”, indistinctly).

POWERS: By this instrument, the Grantor appoints the Grantee as its attorney-in-fact, in the “in its own name” modality, irrevocably and irreversibly, in accordance with the terms set forth in the Call Option Agreement for Mineral Rights and Other Covenants entered into on this date between, on the one hand, the Grantor, Terra Goyana Mineradora Ltda., Edem Empresa de Desenvolvimento em Mineração e Participações Ltda. and Sintertec Minerais Industriais Ltda., and, on the other hand, the Grantee (the “Option”), in accordance with the rules of articles 683, 684, 685 and 686 of the Civil Code, with powers to perform any and all acts necessary to formalize the call option for the Mineral Rights, as described and characterized in Annexes I and II. to the Option, and may also (i.) sign individually, in the name and on behalf of the Grantor, any assignment instrument of all the Mineral Rights to the Grantee, including the Assignment Agreement for Mineral Rights and Other Covenants that form part of the Option as its Annex 3.2.(i.) and the Mineral Rights Assignment Instrument that forms part of the Option as its Annex 3.2.1.(i.); and (ii.) perform any and all acts necessary for the endorsement and/or registration of the Assignment Agreement for Mineral Rights and Other Covenants or the Mineral Rights Assignment Instrument referred to in (i.) before the National Mining Agency (“ANM”), notary offices or any other public or private body, being able to proceed in the name and instead of the Grantor to the adoption of any and all actions necessary for the registration of the assignment of the Mineral Rights described and characterized in Annex I. and II. to the Option. (iii.) The Grantee also has, under this Power of Attorney, the power to perform any acts necessary for the faithful and regular performance of this instrument.

OTHER CHARACTERISTICS OF THE POWER OF ATTORNEY: (1.) This power of attorney is irrevocable and irreversible, remaining in effect throughout the term of the Option, in accordance with articles 683, 684, 685, and 686, head provision and Sole paragraph. This Power of Attorney was granted “in its own name” to the Grantee as a condition for the execution of the Call Option. (2.) Capitalized terms used in this instrument that have not been defined herein shall have the same meaning as such terms in the Option. (3.) The powers granted herein are in addition to the powers granted by the Grantor to the Grantee under the Option or any other documents and do not nullify or revoke such powers. (4.) The Grantor hereby agrees to ratify any act that the Grantee has performed within the scope of the powers granted by this Power of Attorney, when and if requested by the Grantee. (5.) This power of attorney shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [...].

BAUTEK MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha and Luiz Antônio Vessani

***

Annex 3.3.3.(iii.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Power of Attorney for the transfer of Mineral Rights granted by Edem

***

POWER OF ATTORNEY

GRANTOR: EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Goiânia, State of Goiás, at Rua Serra Dourada, No. 1213, Quadra 95, Lotes 121 e 123, Santa Genoveva District, ZIP Code 74672-680, enrolled with CNPJ under No. 00.508.829/0001-08, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Luiz Antonio Vessani, Brazilian citizen, divorced, geologist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: (the “Grantor” or “Edem”, indistinctly); and

GRANTEE: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: (the “Grantee” or “Alpha”, indistinctly).

POWERS: By this instrument, the Grantor appoints the Grantee as its attorney-in-fact, in the “in its own name” modality, irrevocably and irreversibly, in accordance with the terms set forth in the Call Option Agreement for Mineral Rights and Other Covenants entered into on this date between, on the one hand, the Grantor, Terra Goyana Mineradora Ltda., Bautek Minerais Industriais Ltda. and Sintertec Minerais Industriais Ltda., and, on the other hand, the Grantee (the “Option”), in accordance with the rules of articles 683, 684, 685 and 686 of the Civil Code, with powers to perform any and all acts necessary to formalize the call option for the Mineral Rights, as described and characterized in Annex I. to the Option, and may also (i.) sign individually, in the name and on behalf of the Grantor, any assignment instrument of all the Mineral Rights to the Grantee, including the Assignment Agreement for Mineral Rights and Other Covenants that form part of the Option as its Annex 3.2.(i.) and the Mineral Rights Assignment Instrument that forms part of the Option as its Annexes 3.2.1.(i.); and (ii.) perform any and all acts necessary for the endorsement and/or registration of the Assignment Agreement for Mineral Rights and Other Covenants or the Mineral Rights Assignment Instrument referred to in (i.) before the National Mining Agency (“ANM”), notary offices or any other public or private body, being able to proceed in the name and instead of the Grantor to the adoption of any and all actions necessary for the registration of the assignment of the Mineral Rights described and characterized in Annex I. to the Option. (iii.) The Grantee also has, under this Power of Attorney, the power to perform any acts necessary for the faithful and regular performance of this instrument.

OTHER CHARACTERISTICS OF THE POWER OF ATTORNEY: (1.) This power of attorney is irrevocable and irreversible, remaining in effect throughout the term of the Option, in accordance with articles 683, 684, 685, and 686, head provision and Sole paragraph. This Power of Attorney was granted “in its own name” to the Grantee as a condition for the execution of the Call Option. (2.) Capitalized terms used in this instrument that have not been defined herein shall have the same meaning as such terms in the Option. (3.) The powers granted herein are in addition to the powers granted by the Grantor to the Grantee under the Option or any other documents and do not nullify or revoke such powers. (4.) The Grantor hereby agrees to ratify any act that the Grantee has performed within the scope of the powers granted by this Power of Attorney, when and if requested by the Grantee. (5.) This power of attorney shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [...].

EDEM EMPRESA DE DESENVOLVIMENTO EM MINERAÇÃO E PARTICIPAÇÕES LTDA.
p. Luiz Antônio Vessani

***

Annex 3.3.3.(iv.)

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Draft Power of Attorney for the transfer of Mineral Rights granted by Sintertec

***

POWER OF ATTORNEY

GRANTOR: SINTERTEC MINERAIS INDUSTRIAIS LTDA., limited liability company with head office in the City of Poços de Caldas, State of Minas Gerais, at Avenida Santo Antônio, No. 200, Sala 806, Jardim Cascatinha, ZIP Code 37701-036, enrolled with CNPJ under No. 08.227.476/0001-71, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. Reinaldo Tito Teixeira Noronha, Brazilian citizen, married, businessman, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled at , e-mail: (the “Grantor” or “Sintertec”, indistinctly); and

GRANTEE: ALPHA MINERALS BRAZIL PARTICIPAÇÕES LTDA., limited liability company with head office in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, enrolled with CNPJ under No. 43.093.229/0001-20, e-mail: , herein represented in compliance with its Articles of Association by its Director, Mr. João Paulo Agapito da Veiga, Brazilian citizen, single, businessman, holder of Identity Card (RG) No. , issued by DETRAN-RJ, enrolled with CPF under No. , resident and domiciled in , e-mail: , and Renato Aureo de Paula Gonzaga, Brazilian citizen, married, economist, holder of Identity Card (RG) No. , enrolled with CPF under No. , resident and domiciled in the Capital of the State of Minas Gerais, both of them with business address in the City of Nova Lima, State of Minas Gerais, at Alameda Oscar Niemeyer, No. 891, sala 913-B, Vila da Serra, ZIP Code 34006-065, e-mail: (the “Grantee” or “Alpha”, indistinctly).

POWERS: By this instrument, the Grantor appoints the Grantee as its attorney-in-fact, in the “in its own name” modality, irrevocably and irreversibly, in accordance with the terms set forth in the Call Option Agreement for Mineral Rights and Other Covenants entered into on this date between, on the one hand, the Grantor, Terra Goyana Mineradora Ltda., Bautek Minerais Industriais Ltda. and Edem Empresa de Desenvolvimento em Mineração e Participações Ltda., and, on the other hand, the Grantee (the “Option”), in accordance with the rules of articles 683, 684, 685 and 686 of the Civil Code, with powers to perform any and all acts necessary to formalize the call option for the Mineral Rights, as described and characterized in Annex I. to the Option, and may also (i.) sign individually, in the name and on behalf of the Grantor, any assignment instrument of all the Mineral Rights to the Grantee, including the Assignment Agreement for Mineral Rights and Other Covenants that form part of the Option as its Annex 3.2.(i.) and the Mineral Rights Assignment Instrument that forms part of the Option as its Annexes 3.2.1.(i.); and (ii.) perform any and all acts necessary for the endorsement and/or registration of the Assignment Agreement for Mineral Rights and Other Covenants or the Mineral Rights Assignment Instrument referred to in (i.) before the National Mining Agency (“ANM”), notary offices or any other public or private body, being able to proceed in the name and instead of the Grantor to the adoption of any and all actions necessary for the registration of the assignment of the Mineral Rights described and characterized in Annex I. to the Option. (iii.) The Grantee also has, under this Power of Attorney, the power to perform any acts necessary for the faithful and regular performance of this instrument.

OTHER CHARACTERISTICS OF THE POWER OF ATTORNEY: (1.) This power of attorney is irrevocable and irreversible, remaining in effect throughout the term of the Option, in accordance with articles 683, 684, 685, and 686, head provision and Sole paragraph. This Power of Attorney was granted “in its own name” to the Grantee as a condition for the execution of the Call Option. (2.) Capitalized terms used in this instrument that have not been defined herein shall have the same meaning as such terms in the Option. (3.) The powers granted herein are in addition to the powers granted by the Grantor to the Grantee under the Option or any other documents and do not nullify or revoke such powers. (4.) The Grantor hereby agrees to ratify any act that the Grantee has performed within the scope of the powers granted by this Power of Attorney, when and if requested by the Grantee. (5.) This power of attorney shall be governed by and construed in accordance with the laws of the Federative Republic of Brazil.

São Paulo, [...].

SINTERTEC MINERAIS INDUSTRIAIS LTDA.
p. Reinaldo Tito Teixeira Noronha

***

Annex 4.2.1.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Due Diligence Checklist

a. Mining Titles ANM Administrative Proceedings Nos. 832.221/2021, 818.865/1971, and 806.199/1973 (hereinafter, the “ANM Administrative Proceedings”);

b. Receipts of Payment of Financial Compensation for Mineral Exploration (“CFEM”) for ANM Administrative Proceedings Nos. 832.149/2022, 832.150/2022, 830.914/2013, and 806.199/1973, paid to date;

c. Proof of Payment of the Annual Fee per Hectare (“TAH”), through 2023, for ANM Administrative Proceedings Nos. 832.221/2021, 818.865/1971, 830.914/2013, and 806.199/1973;

d. Debt Clearance Certificates before the ANM (listing any outstanding debts and those disputed in administrative proceedings that have not yet been registered) in the name of all Grantors;

e. Environmental Licenses and Authorizations related to mining and processing, such as, but not limited to: environmental applications, licenses, and authorizations for vegetation removal and/or use of Permanent Preservation Areas (APP); proof of Legal Reserve and/or commitment to the state environmental system; environmental studies, including: EIA/RIMA, PCA/RCA, Environmental Impact Report, Environmental Performance Report and Monitoring List, Project Characterization Form, indication of areas to be used as environmental compensation, proof of payment or environmental compensation agreement, and commitment terms signed for licenses or permits granted;

f. Copy of agreements and authorizations signed by the Grantors, Terra Goyana, and Sintertec, with the respective Surface Owners;

g. Certificate of all surface properties located within the ANM Administrative Process polygon, as well as neighboring properties used for disposal areas or other purposes; INCRA registration of the surface properties, with the exception of the property certificate under Registration No. 64.365, from the Unified Property Registry Service of Poços de Caldas, MG;

h. A full copy of administrative proceedings discussing any CFEM or TAH debts or a Clearance Certificate on behalf of the Grantors;

i. A full copy of administrative proceedings pending before the Environmental and Water Resources Institute (INEMA) discussing any outstanding fees and/or fines resulting from notices for violations of environmental law or a clearance certificate;

j. Documentation related to the exploration of Mineral Rights subject to ANM Administrative Proceedings No. 832.149/2022, 832.150/2022, 832.221/2021, 830.914/2013, and 806.199/1973 to date; and

k. A copy of any Conduct Adjustment Instruments (TAC) entered into by the Grantors.

Annex 6.7.1.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Description of Clay characteristics.

1. Introduction.

Refractory clay is a type of clay with high heat resistance and is used in the manufacture of refractory materials such as bricks, blocks, and linings for ovens, furnaces, and other high-temperature equipment.

The impurities Fe2O3 (iron oxide) and K2O (potassium oxide) are common in the composition of refractory clay. Fe2O3 can affect the color of the final material and its resistance to thermal shock, while K2O can influence the physical properties of the clay, such as its fusibility. Al2O3 contents are fundamental to the refractory properties of the clay. In general, the higher the Al2O3 content, the greater the heat resistance of the material. Al2O3 contents of 50%, 60%, and 70% indicate different degrees of heat resistance and physical characteristics of the refractory clay, with higher contents typically providing greater resistance to high temperatures.

2. Definition of Minimum Contents.

For the clays present on the Poços de Caldas plateau, we can then consider the following contents as cut-off contents for refractory clays with different alumina contents:

Table 2-1: Minimum Contents

	DRY BASE SPECIFICATION				CALCINATED BASE SPECIFICATION
	Al2O3	Fe2O3	K2O + Na2O	LOI	Al2O3	Fe2O3	K2O + Na2O
Product	MIN.	MAX.	MAX.	MIN.	MIN.	MAX.	MAX.
CLAY 50	40%	3.50%	2.50%	15%	47%	4%	3%
CLAY 60	45%	3.50%	2.50%	18%	55%	4%	3%
CLAY 70	50%	3.50%	2.50%	21%	63%	4%	3%

Analyses should be considered using the total oxide X-ray fluorescence assay.

***

Annex 6.7.4.

to the Call Option Agreement for Mineral Rights and Other Covenants, dated as of February 20, 2024.

Current Clay exploration map.

332900
333600
334300
335000
335700
7585200
7584800
7584400
7584000
7583600
7583200
N
80385 m²
BAUTEK
Legenda
Area_Lavra
818865_1971
0 115 230 460 690 920
Meters